Connecticut General Life Insurance Company

CG Corporate Insurance Variable Life Separate Account 02

Financial Statements

As of December 31, 2022 and for the Years Ended December 31, 2022 and 2021 and Report of

Independent Registered Public Accounting Firm

CG Corporate Insurance Variable Life Separate Account 02

The accompanying Notes to the Financial Statements are an integral part of these statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Connecticut General Life Insurance Company and the Policyowners of CG Corporate Insurance Variable Life Separate Account 02

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Corporate Insurance Variable Life Separate Account 02 indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of CG Corporate Insurance Variable Life Separate Account 02 as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Alger Large Cap Growth Portfolio (Class I-2) (1)	Franklin Templeton Foreign VIP Fund (Class 1) (1)	PIMCO VIT Total Return Portfolio (Institutional Class) (1)
Alger Mid Cap Growth Portfolio (Class I-2) (1)	Goldman Sachs VIT Government Money Market Fund (Institutional Class) (1)	Vanguard VIF Capital Growth Portfolio (1)
Alger Small Cap Growth Portfolio (Class I-2) (1)	Goldman Sachs VIT Mid Cap Value Fund (Institutional Class) (1)	Vanguard VIF Equity Income Portfolio (1)
BNY Mellon Stock Index Fund (Initial Class) (1)	Janus Henderson VIT Balanced Portfolio (Institutional Class) (1)	Vanguard VIF Equity Index Portfolio (1)
Calvert VP EAFE International Index Portfolio (I Shares) (1)	Janus Henderson VIT Global Research Portfolio (Institutional Class) (1)	Vanguard VIF International Portfolio (1)
DWS Investments Small Cap Index VIP (Class A) (1)	MFS VIT Growth Series (Initial Class) (1)	Vanguard VIF Small Company Growth Portfolio (1)
Fidelity VIP Equity-Income Portfolio (Initial Class) (1)	MFS VIT Total Return Series (Initial Class) (1)	Vanguard VIF Mid-Cap Index Portfolio (1)
Fidelity VIP High Income Portfolio (Initial Class) (1)	MFS VIT III Mid Cap Value Portfolio (Initial Class) (1)	Vanguard VIF Total Bond Market Index Portfolio (1)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) (1)	PIMCO VIT High Yield Portfolio (Institutional Class) (1)
(1) Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021.

Basis for Opinions

These financial statements are the responsibility of the Connecticut General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street Suite 2400 Hartford, Connecticut 06103-3404
T: 860 241 7000, www.pwc.com/us

subaccounts of CG Corporate Insurance Variable Life Separate Account 02 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of CG Corporate Insurance Variable Life Separate Account 02 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Hartford, Connecticut

May 1, 2023

We have served as the auditor of one or more of the subaccounts of CG Corporate Insurance Variable Life Separate Account 02 since 2022.

CG Corporate Insurance Variable Life Separate Account 02

Statements of Net Assets

As of December 31, 2022

	Alger			BNY Mellon Investment Management	Calvert Variable Portfolio
	Large Cap Growth Portfolio	MidCap Growth Portfolio	Small Cap Growth Portfolio	Stock Index Fund	VP EAFE International Index Portfolio
Assets:
Investment in variable insurance funds at fair value	$1,405,359	$34,908	$36,343	$9,286,432	$12,771

Total net assets	$1,405,359	$34,908	$36,343	$9,286,432	$12,771

Total accumulation units outstanding	37,316	601	771	142,093	951
Total fund shares held	29,869	2,554	2,563	160,637	153
Fund net asset value per share (NAV)	$47.05	$13.67	$14.18	$57.81	$83.47
Investment in fund shares, at cost	$1,778,728	$45,678	$65,371	$4,387,961	$12,597

Statements of Operations

For the Year Ended December 31, 2022

	Alger			BNY Mellon Management Investment	Calvert Variable Portfolio
	Large Cap Growth Portfolio	MidCap Growth Portfolio	Small Cap Growth Portfolio	Stock Index Fund	VP EAFE International Index Portfolio
Investment income:
Dividends	$—	$—	$—	$131,414	$428
Expenses:
Mortality and expense risk	2,701	77	74	15,197	18

Net investment income (loss)	(2,701)	(77)	(74)	116,217	410

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	5,053	2,086	(3,344)	193,838	36
Capital gain distributions	78,598	1,253	6,696	857,369	—
Change in net unrealized gain (loss)	(989,014)	(28,938)	(29,139)	(3,313,374)	(2,569)

Net realized and unrealized gain (loss) on investments	(905,363)	(25,599)	(25,787)	(2,262,167)	(2,533)

Net increase (decrease) in net assets from operations:	$(908,064)	$(25,676)	$(25,861)	$(2,145,950)	$(2,123)

The accompanying Notes to the Financial Statements are an integral part of these statements.

5

CG Corporate Insurance Variable Life Separate Account 02

Statements of Net Assets

As of December 31, 2022

	Deutsche DWS Investments	Fidelity Variable Insurance Products			Franklin Templeton VIP Trust
	Small Cap Index VIP	VIP Equity Income Portfolio	VIP High Income Portfolio	VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Assets:
Investment in variable insurance funds at fair value	$9,017	$1,477,325	$33,845	$8,293,692	$416,887

Total net assets	$9,017	$1,477,325	$33,845	$8,293,692	$416,887

Total accumulation units outstanding	183	32,105	1,363	297,876	19,313
Total fund shares held	744	62,705	7,675	767,935	33,512
Fund net asset value per share (NAV)	$12.12	$23.56	$4.41	$10.80	$12.44
Investment in fund shares, at cost	$11,037	$1,316,151	$41,834	$9,684,814	$450,854

Statements of Operations

For the Year Ended December 31, 2022

	Deutsche DWS Investments	Fidelity Variable Insurance Products			Franklin Templeton VIP Trust
	Small Cap Index VIP	VIP Equity Income Portfolio	VIP High Income Portfolio	VIP Investment Grade Bon Portfoliod	Templeton Foreign VIP Fund
Investment income:
Dividends	$1,618	$28,390	$1,815	$198,176	$14,206
Expenses:
Mortality and expense risk	12	2,321	56	13,681	691

Net investment income (loss)	1,606	26,069	1,759	184,495	13,515

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(14)	9,768	(972)	(98,472)	(847)
Capital gain distributions	—	49,769	—	481,487	—
Change in net unrealized gain (loss)	(3,795)	(168,044)	(5,692)	(1,917,851)	(48,398)

Net realized and unrealized gain (loss) on investments	(3,809)	(108,507)	(6,664)	(1,534,836)	(49,245)

Net increase (decrease) in net assets from operations:	$(2,203)	$(82,438)	$(4,905)	$(1,350,341)	$(35,730)

The accompanying Notes to the Financial Statements are an integral part of these statements.

6

CG Corporate Insurance Variable Life Separate Account 02

Statements of Net Assets

As of December 31, 2022

	Goldman Sachs Variable Insurance Trust		Janus Henderson Variable Insurance Trust		MFS Variable Insurance Trust
	VIT Government MM Fund	VIT Mid Cap Value Fund	VIT Balanced Portfolio	VIT Global Research Portfolio	VIT Growth Series
Assets:
Investment in variable insurance funds at fair value	$120,571	$811,181	$73,839	$1,249,948	$107,056

Total net assets	$120,571	$811,181	$73,839	$1,249,948	$107,056

Total accumulation units outstanding	11,267	13,097	1,858	29,758	1,613
Total fund shares held	120,558	54,481	1,844	24,989	2,230
Fund net asset value per share (NAV)	$1.00	$14.89	$40.04	$50.02	$48.01
Investment in fund shares, at cost	$120,569	$805,717	$65,353	$812,076	$99,451

Statements of Operations

For the Year Ended December 31, 2022

	Goldman Sachs Variable Insurance Trust		Janus Henderson Variable Insurance Trust		MFS Variable Insurance Trust
	VIT Government MM Fund	VIT Mid Cap Value Fund	VIT Balanced Portfolio	VIT Global Research Portfolio	VIT Growth Series
Investment income:
Dividends	$1,318	$5,781	$951	$13,937	$(1)
Expenses:
Mortality and expense risk	168	1,277	110	2,022	189

Net investment income (loss)	1,150	4,504	841	11,915	(190)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	—	3,473	1,881	20,122	3,270
Capital gain distributions	—	124,209	2,416	147,070	14,277
Change in net unrealized gain (loss)	—	(225,339)	(19,945)	(488,580)	(70,241)

Net realized and unrealized gain (loss) on investments	—	(97,657)	(15,648)	(321,388)	(52,694)

Net increase (decrease) in net assets from operations:	$1,150	$(93,153)	$(14,807)	$(309,473)	$(52,884)

The accompanying Notes to the Financial Statements are an integral part of these statements.

7

CG Corporate Insurance Variable Life Separate Account 02

Statements of Net Assets

As of December 31, 2022

	MFS Variable Insurance Trust		PIMCO Variable Insurance Trust		Vanguard Variable Insurance Fund
	VIT Total Return Series	VIT III Mid Cap Value Portfolio	VIT High Yield Portfolio	VIT Total Return Portfolio	VIF Small Company Growth Portfolio
Assets:
Investment in variable insurance funds at fair value	$10,242	$184	$1,295,169	$90,398	$1,007,223

Total net assets	$10,242	$184	$1,295,169	$90,398	$1,007,223

Total accumulation units outstanding	212	10	102,589	3,529	15,892
Total fund shares held	456	20	191,296	10,067	68,149
Fund net asset value per share (NAV)	$22.46	$9.20	$6.77	$8.98	$14.78
Investment in fund shares, at cost	$9,617	$221	$1,446,496	$110,904	$1,263,782

Statements of Operations

For the Year Ended December 31, 2022

	MFS Variable Insurance Trust		PIMCO Variable Insurance Trust		Vanguard Variable Insurance Fund
	VIT Total Return Series	VIT III Mid Cap Value Portfolio	VIT High Yield Portfolio	VIT Total Return Portfolio	VIF Small Company Growth Portfolio
Investment income:
Dividends	$215	$18	$69,863	$2,668	$2,958
Expenses:
Mortality and expense risk	14	—	1,918	149	1,706

Net investment income (loss)	201	18	67,945	2,519	1,252

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	135	120	(1,875)	(1,854)	(4,942)
Capital gain distributions	908	—	—	—	317,140
Change in net unrealized gain (loss)	(2,440)	(199)	(216,196)	(17,175)	(666,005)

Net realized and unrealized gain (loss) on investments	(1,397)	(79)	(218,071)	(19,029)	(353,807)

Net increase (decrease) in net assets from operations:	$(1,196)	$(61)	$(150,126)	$(16,510)	$(352,555)

The accompanying Notes to the Financial Statements are an integral part of these statements.

8

CG Corporate Insurance Variable Life Separate Account 02

Statements of Net Assets

As of December 31, 2022

	Vanguard Variable Insurance Fund
	VIF Total Bond Market Index Portfolio	VIF Mid-Cap Index Portfolio	VIF Capital Growth Portfolio	VIF International Portfolio	VIF Equity Income Portfolio
Assets:
Investment in variable insurance funds at fair value	$32,810	$140,915	$85,408	$20,053	$236,202

Total net assets	$32,810	$140,915	$85,408	$20,053	$236,202

Total accumulation units outstanding	2,821	4,978	3,609	1,327	13,882
Total fund shares held	3,181	6,591	2,202	891	9,797
Fund net asset value per share (NAV)	$10.31	$21.38	$38.79	$22.51	$24.11
Investment in fund shares, at cost	$38,133	$151,197	$72,415	$30,849	$252,950

Statements of Operations

For the Year Ended December 31, 2022

	Vanguard Variable Insurance Fund
	VIF Total Bond Market Index Portfolio	VIF Mid-Cap Index Portfolio	VIF Capital Growth Portfolio	VIF International Portfolio	VIF Equity Income Portfolio

Investment income:
Dividends	$672	$1,651	$796	$288	$6,096
Expenses:
Mortality and expense risk	49	170	116	27	346

Net investment income (loss)	623	1,481	680	261	5,750

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(825)	2,847	629	(811)	143
Capital gain distributions	239	15,663	8,588	4,265	25,916
Change in net unrealized gain (loss)	(5,237)	(53,601)	(26,023)	(12,404)	(34,205)

Net realized and unrealized gain (loss) on investments	(5,823)	(35,091)	(16,806)	(8,950)	(8,146)

Net increase (decrease) in net assets from operations:	$(5,200)	$(33,610)	$(16,126)	$(8,689)	$(2,396)

The accompanying Notes to the Financial Statements are an integral part of these statements.

9

CG Corporate Insurance Variable Life Separate Account 02

Statements of Net Assets

As of December 31, 2022

Vanguard Variable Insurance Fund
VIF Equity Index Portfolio
Assets:
Investment in variable insurance funds at fair value	$133,527

Total net assets	$133,527

Total accumulation units outstanding	7,537
Total fund shares held	2,632
Fund net asset value per share (NAV)	$50.73
Investment in fund shares, at cost	$144,890

Statements of Operations

For the Year Ended December 31, 2022

Vanguard Variable Insurance Fund
VIF Equity Index Portfolio
Investment income:
Dividends	$1,923
Expenses:
Mortality and expense risk	218

Net investment income (loss)	1,705

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	1,068
Capital gain distributions	6,428
Change in net unrealized gain (loss)	(40,135)

Net realized and unrealized gain (loss) on investments	(32,639)

Net increase (decrease) in net assets from operations:	$(30,934)

The accompanying Notes to the Financial Statements are an integral part of these statements.

10

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Alger			BNY Mellon Investment Management	Calvert Variable Portfolio
	Large Cap Growth Portfolio	MidCap Growth Portfolio	Small Cap Growth Portfolio	Stock Index Fund	VP EAFE International Index Portfolio
Operations:
Net investment income (loss)	$(2,701)	$(77)	$(74)	$116,217	$410
Net realized gain (loss)	83,651	3,339	3,352	1,051,207	36
Change in net unrealized gain (loss)	(989,014)	(28,938)	(29,139)	(3,313,374)	(2,569)

Net increase (decrease) in net assets from operations	(908,064)	(25,676)	(25,861)	(2,145,950)	(2,123)

Accumulation unit transactions:
Participant deposits	—	—	—	—	1,178
Participant transfers, net	—	—	—	(1,763)	—
Participant withdrawals	69,847	27,456	13,098	299,783	492

Net increase (decrease) from participant transactions	(69,847)	(27,456)	(13,098)	(301,546)	686

Total increase (decrease) in net assets	(977,911)	(53,132)	(38,959)	(2,447,496)	(1,437)

Net assets:
Beginning of period	2,383,270	88,040	75,302	11,733,928	14,208

End of period	$1,405,359	$34,908	$36,343	$9,286,432	$12,771

The accompanying Notes to the Financial Statements are an integral part of these statements.

11

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Deutsche DWS Investments	Fidelity Variable Insurance Products			Franklin Templeton VIP Trust
	Small Cap Index VIP	VIP Equity Income Portfolio	VIP High Income Portfolio	VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Operations:
Net investment income (loss)	$1,606	$26,069	$1,759	$184,495	$13,515
Net realized gain (loss)	(14)	59,537	(972)	383,015	(847)
Change in net unrealized gain (loss)	(3,795)	(168,044)	(5,692)	(1,917,851)	(48,398)

Net increase (decrease) in net assets from operations	(2,203)	(82,438)	(4,905)	(1,350,341)	(35,730)

Accumulation unit transactions:
Participant deposits	917	—	—	5,373	—
Participant transfers, net	—	—	—	38,271	—
Participant withdrawals	487	61,341	7,994	651,989	23,686

Net increase (decrease) from participant transactions	430	(61,341)	(7,994)	(608,345)	(23,686)

Total increase (decrease) in net assets	(1,773)	(143,779)	(12,899)	(1,958,686)	(59,416)

Net assets:
Beginning of period	10,790	1,621,104	46,744	10,252,378	476,303

End of period	$9,017	$1,477,325	$33,845	$8,293,692	$416,887

The accompanying Notes to the Financial Statements are an integral part of these statements.

12

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Goldman Sachs Variable Insurance Trust		Janus Henderson Variable Insurance Trust		MFS Variable Insurance Trust
	VIT Government MM Fund	VIT Mid Cap Value Fund	VIT Balanced Portfolio	VIT Global Research Portfolio	VIT Growth Series
Operations:
Net investment income (loss)	$1,150	$4,504	$841	$11,915	$(190)
Net realized gain (loss)	—	127,682	4,297	167,192	17,547
Change in net unrealized gain (loss)	—	(225,339)	(19,945)	(488,580)	(70,241)

Net increase (decrease) in net assets from operations	1,150	(93,153)	(14,807)	(309,473)	(52,884)

Accumulation unit transactions:
Participant deposits	29,554	—	6,575	4,805	5,892
Participant transfers, net	—	—	—	(253)	—
Participant withdrawals	37,490	18,799	9,742	44,099	17,701

Net increase (decrease) from participant transactions	(7,936)	(18,799)	(3,167)	(39,547)	(11,809)

Total increase (decrease) in net assets	(6,786)	(111,952)	(17,974)	(349,020)	(64,693)

Net assets:
Beginning of period	127,357	923,133	91,813	1,598,968	171,749

End of period	$120,571	$811,181	$73,839	$1,249,948	$107,056

The accompanying Notes to the Financial Statements are an integral part of these statements.

13

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	MFS Variable Insurance Trust		PIMCO Variable Insurance Trust		Vanguard Variable Insurance Fund
	VIT Total Return Series	VIT III Mid Cap Value Portfolio	VIT High Yield Portfolio	VIT Total Return Portfolio	VIF Small Company Growth Portfolio
Operations:
Net investment income (loss)	$201	$18	$67,945	$2,519	$1,252
Net realized gain (loss)	1,043	120	(1,875)	(1,854)	312,198
Change in net unrealized gain (loss)	(2,440)	(199)	(216,196)	(17,175)	(666,005)

Net increase (decrease) in net assets from operations	(1,196)	(61)	(150,126)	(16,510)	(352,555)

Accumulation unit transactions:
Participant deposits	—	1,161	1,756	—	6,276
Participant transfers, net	—	—	—	—	—
Participant withdrawals	1,142	1,950	28,007	12,342	44,357

Net increase (decrease) from participant transactions	(1,142)	(789)	(26,251)	(12,342)	(38,081)

Total increase (decrease) in net assets	(2,338)	(850)	(176,377)	(28,852)	(390,636)

Net assets:
Beginning of period	12,580	1,034	1,471,546	119,250	1,397,859

End of period	$10,242	$184	$1,295,169	$90,398	$1,007,223

The accompanying Notes to the Financial Statements are an integral part of these statements.

14

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Vanguard Variable Insurance Fund
	VIF Total Bond Market Index Portfolio	VIF Mid-Cap Index Portfolio	VIF Capital Growth Portfolio	VIF International Portfolio	VIF Equity Income Portfolio
Operations:
Net investment income (loss)	$623	$1,481	$680	$261	$5,750
Net realized gain (loss)	(586)	18,510	9,217	3,454	26,059
Change in net unrealized gain (loss)	(5,237)	(53,601)	(26,023)	(12,404)	(34,205)

Net increase (decrease) in net assets from operations	(5,200)	(33,610)	(16,126)	(8,689)	(2,396)

Accumulation unit transactions:
Participant deposits	6,099	13,406	—	3,964	8,402
Participant transfers, net	—	—	—	—	—
Participant withdrawals	16,903	27,494	2,403	3,258	33,166

Net increase (decrease) from participant transactions	(10,804)	(14,088)	(2,403)	706	(24,764)

Total increase (decrease) in net assets	(16,004)	(47,698)	(18,529)	(7,983)	(27,160)

Net assets:
Beginning of period	48,814	188,613	103,937	28,036	263,362

End of period	$32,810	$140,915	$85,408	$20,053	$236,202

The accompanying Notes to the Financial Statements are an integral part of these statements.

15

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

Vanguard Variable Insurance Fund
VIF Equity Index Portfolio
Operations:
Net investment income (loss)	$1,705
Net realized gain (loss)	7,496
Change in net unrealized gain (loss)	(40,135)

Net increase (decrease) in net assets from operations	(30,934)

Accumulation unit transactions:
Participant deposits	9,104
Participant transfers, net	—
Participant withdrawals	26,745

Net increase (decrease) from participant transactions	(17,641)

Total increase (decrease) in net assets	(48,575)

Net assets:
Beginning of period	182,102

End of period	$133,527

The accompanying Notes to the Financial Statements are an integral part of these statements.

16

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Alger			BNY Mellon Investment Management	Calvert Variable Portfolio
	Large Cap Growth Portfolio	MidCap Growth Portfolio	Small Cap Growth Portfolio	Stock Index Fund	VP EAFE International Index Portfolio
Operations:
Net investment income (loss)	$(3,525)	$(155)	$(164)	$105,276	$229
Net realized gain (loss)	555,372	44,000	79,529	950,786	78
Change in net unrealized gain (loss)	(299,203)	(38,231)	(68,759)	1,588,045	1,090

Net increase (decrease) in net assets from operations	252,644	5,614	10,606	2,644,107	1,397

Accumulation unit transactions:
Participant deposits	—	—	—	—	—
Participant transfers, net	—	(12,436)	(109,991)	(329,249)	—
Participant withdrawals	45,253	8,156	9,512	357,053	371

Net increase (decrease) from participant transactions	(45,253)	(20,592)	(119,503)	(686,302)	(371)

Total increase (decrease) in net assets	207,391	(14,978)	(108,897)	1,957,805	1,026

Net assets:
Beginning of period	2,175,879	103,018	184,199	9,776,123	13,182

End of period	$2,383,270	$88,040	$75,302	$11,733,928	$14,208

The accompanying Notes to the Financial Statements are an integral part of these statements.

17

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Deutsche DWS Investments	Fidelity Variable Insurance Products			Franklin Templeton VIP Trust
	Small Cap Index VIP	VIP Equity Income Portfolio	VIP High Income Portfolio	VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Operations:
Net investment income (loss)	$77	$27,116	$2,091	$194,472	$9,270
Net realized gain (loss)	724	213,614	(133)	294,989	11,484
Change in net unrealized gain (loss)	603	94,113	3	(569,200)	7,052

Net increase (decrease) in net assets from operations	1,404	334,843	1,961	(79,739)	27,806

Accumulation unit transactions:
Participant deposits	—	—	—	2,175	—
Participant transfers, net	—	(187,649)	—	6,916	(117,624)
Participant withdrawals	448	43,953	2,737	170,807	20,210

Net increase (decrease) from participant transactions	(448)	(231,602)	(2,737)	(161,716)	(137,834)

Total increase (decrease) in net assets	956	103,241	(776)	(241,455)	(110,028)

Net assets:
Beginning of period	9,834	1,517,863	47,520	10,493,833	586,331

End of period	$10,790	$1,621,104	$46,744	$10,252,378	$476,303

The accompanying Notes to the Financial Statements are an integral part of these statements.

18

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Goldman Sachs Variable Insurance Trust		Janus Henderson Variable Insurance Trust		MFS Variable Insurance Trust
	VIT Government MM Fund	VIT Mid Cap Value Fund	VIT Balanced Portfolio	VIT Global Research Portfolio	VIT Growth Series
Operations:
Net investment income (loss)	$(681)	$2,768	$782	$5,685	$(247)
Net realized gain (loss)	—	123,356	4,185	96,339	120,638
Change in net unrealized gain (loss)	—	92,860	7,592	143,403	(81,430)

Net increase (decrease) in net assets from operations	(681)	218,984	12,559	245,427	38,961

Accumulation unit transactions:
Participant deposits	238,740	—	10,040	2,200	4,864
Participant transfers, net	559,060	—	9,826	4,353	(131,045)
Participant withdrawals	748,429	15,017	12,859	37,340	19,305

Net increase (decrease) from participant transactions	49,371	(15,017)	7,007	(30,787)	(145,486)

Total increase (decrease) in net assets	48,690	203,967	19,566	214,640	(106,525)

Net assets:
Beginning of period	78,667	719,166	72,247	1,384,328	278,274

End of period	$127,357	$923,133	$91,813	$1,598,968	$171,749

The accompanying Notes to the Financial Statements are an integral part of these statements.

19

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	MFS Variable Insurance Trust		PIMCO Variable Insurance Trust		Vanguard Variable Insurance Fund
	VIT Total Return Series	VIT III Mid Cap Value Portfolio	VIT High Yield Portfolio	VIT Total Return Portfolio	VIF Small Company Growth Portfolio
Operations:
Net investment income (loss)	$578	$10	$64,407	$2,544	$3,081
Net realized gain (loss)	7,845	674	1,194	5,946	84,686
Change in net unrealized gain (loss)	(4,041)	(159)	(13,828)	(10,280)	88,713

Net increase (decrease) in net assets from operations	4,382	525	51,773	(1,790)	176,480

Accumulation unit transactions:
Participant deposits	—	2,700	55	—	9,109
Participant transfers, net	(22,361)	—	4,171	(6,097)	17,031
Participant withdrawals	2,949	4,255	20,547	24,470	63,459

Net increase (decrease) from participant transactions	(25,310)	(1,555)	(16,321)	(30,567)	(37,319)

Total increase (decrease) in net assets	(20,928)	(1,030)	35,452	(32,357)	139,161

Net assets:
Beginning of period	33,508	2,064	1,436,094	151,607	1,258,698

End of period	$12,580	$1,034	$1,471,546	$119,250	$1,397,859

The accompanying Notes to the Financial Statements are an integral part of these statements.

20

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Vanguard Variable Insurance Fund
	VIF Total Bond Market Index Portfolio	VIF Mid-Cap Index Portfolio	VIF Capital Growth Portfolio	VIF International Portfolio	VIF Equity Income Portfolio
Operations:
Net investment income (loss)	$364	$1,456	$992	$20	$195
Net realized gain (loss)	189	11,587	18,999	2,256	747
Change in net unrealized gain (loss)	(1,144)	20,206	2,271	(3,714)	16,574

Net increase (decrease) in net assets from operations	(591)	33,249	22,262	(1,438)	17,516

Accumulation unit transactions:
Participant deposits	7,282	13,158	3,800	4,005	10,489
Participant transfers, net	28,376	23,285	(23,871)	16,761	232,137
Participant withdrawals	4,263	10,892	5,799	5,405	10,046

Net increase (decrease) from participant transactions	31,395	25,551	(25,870)	15,361	232,580

Total increase (decrease) in net assets	30,804	58,800	(3,608)	13,923	250,096

Net assets:
Beginning of period	18,010	129,813	107,545	14,113	13,266

End of period	$48,814	$188,613	$103,937	$28,036	$263,362

The accompanying Notes to the Financial Statements are an integral part of these statements.

21

CG Corporate Insurance Variable Life Separate Account 02

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

Vanguard Variable Insurance Fund
VIF Equity Index Portfolio
Operations:
Net investment income (loss)	$415
Net realized gain (loss)	3,933
Change in net unrealized gain (loss)	20,044

Net increase (decrease) in net assets from operations	24,392

Accumulation unit transactions:
Participant deposits	15,085
Participant transfers, net	120,071
Participant withdrawals	18,262

Net increase (decrease) from participant transactions	116,894

Total increase (decrease) in net assets	141,286

Net assets:
Beginning of period	40,816

End of period	$182,102

The accompanying Notes to the Financial Statements are an integral part of these statements.

22

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

1. Organization

CG Corporate Insurance Variable Life Separate Account 02 (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CGLIC). The assets and liabilities of the Account are legally segregated from other assets and liabilities of CGLIC. The assets of the Account are not available to meet the general obligations of CGLIC and are held for the exclusive benefit of the participants.

At December 31, 2022, the assets of the Account were invested into variable sub-accounts, each of which was invested in shares of one of 26 portfolios (mutual funds) managed by 11 diversified open-end investment management companies, each portfolio having its own investment objectives. Assets invested in variable sub-accounts support two types of life insurance contracts: those sold before April 30, 1998 (RVUL 1) and those sold after May 1, 1998 (RVUL 2). CGLIC no longer issues these life insurance contracts, and has not issued any of these contracts during the periods presented in these financial statements. The variable sub-accounts are:

Alger:

Alger Large Cap Growth Portfolio (Class I-2)

Alger Mid Cap Growth Portfolio (Class I-2)

Alger Small Cap Growth Portfolio (Class I-2)

BNY Mellon Investment Management:

BNY Mellon Stock Index Fund (Initial Class)

Calvert Variable Portfolio:

Calvert VP EAFE International Index Portfolio (I Shares)

Deutsche DWS Investments:

DWS Investments Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products (VIP) Fund:

Fidelity VIP Equity-Income Portfolio (Initial Class)

Fidelity VIP High Income Portfolio (Initial Class)

Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust:

Franklin Templeton Foreign VIP Fund (Class 1)

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund (Institutional Class)

Goldman Sachs VIT Mid Cap Value Fund (Institutional Class)

Janus Henderson Variable Insurance Trust:

Janus Henderson VIT Balanced Portfolio (Institutional Class)

Janus Henderson VIT Global Research Portfolio (Institutional Class)

MFS Variable Insurance Trust:

MFS VIT Growth Series (Initial Class)

MFS VIT Total Return Series (Initial Class)

MFS VIT III Mid Cap Value Portfolio (Initial Class)

PIMCO Variable Insurance Trust:

PIMCO VIT High Yield Portfolio (Institutional Class)

PIMCO VIT Total Return Portfolio (Institutional Class)

Vanguard Variable Insurance Fund:

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Equity Income Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Total Bond Market Index Portfolio

23

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

1. Organization (continued)

The following two sub-accounts were re-opened or closed to additional funding from participants at the end of business on the dates stated below, at no cost to contract owners. There was no effect on the Statements of Net Assets, Statements of Operations or Statements of Changes in Net Assets. The first transaction represents the re-opening of a sub-account offered by PIMCO Variable Insurance Trust. This sub-account was closed to additional funding from participants on March 23, 2015. The second transaction represents the closure to additional funding of a sub-account offered by Vanguard Variable Insurance Fund. Notification for both transactions was provided to participants once approved by the Connecticut Department of Insurance and in advance of the date of transaction. Shares as of the last business day of the fund closure remained and there was no effect on the Statement of Net Assets, Statements of Operations or Statements of Changes in Net Assets. There were no changes to investment objectives or associated fees.

Investment Company	Fund Name	Effective Date
PIMCO Variable Insurance Trust	PIMCO VIT Total Return Portfolio	10/1/2019
Investment Company	Fund Name	Effective Date
Vanguard Variable Insurance Fund	Vanguard VIF Capital Growth Portfolio	6/15/2021

Each underlying fund’s shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through our separate accounts and the separate accounts of other life insurance companies. While some of the underlying funds may have similar names and investment objectives as publicly traded mutual funds, the underlying funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying funds may differ substantially.

Market risks, including political, regulatory, economic and social developments, can affect the value of and/or the income generated by securities held by a fund. Natural disasters, public health emergencies, terrorism, and other unforeseeable events may lead to increased market volatility and may have significant adverse long-term effects on world economies and markets generally.

There is no assurance that any fund, including one that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future.

A fund investment may not grow as fast as the rate of inflation. Fixed-Income securities are sensitive to interest rate movements; their market values tend to fall when interest rates rise and tend to rise when interest rates fall. Furthermore, there is the potential for a decline in the value of fixed-income securities in the event of an issuer’s falling credit rating or actual default. High yield securities are subject to a higher default risk and less liquidity than investment-grade securities.

The ongoing impact of the Novel Coronavirus Pandemic on financial markets and the overall economy remains uncertain. Some of the restrictions implemented to contain the pandemic have been relaxed, however, there is no way of predicting with certainty how long the pandemic might last, including the potential for restrictions being restored or new restrictions being implemented that could result in further economic volatility.

2. Significant Accounting Policies

These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management’s estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout these Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account’s financial statements:

A. Investment Valuation: Investments held by the variable sub-accounts consist of shares of mutual funds that are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 2022. The change in the difference between cost and fair value is reflected as a change in net unrealized gain (loss) in the Statements of Operations. See below for further information on Fair Value Measurements.

B. Investment Transactions: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the average cost basis of the investments sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CGLIC. Amounts due to or due from CGLIC are recorded as payables to/receivables from CGLIC in the Statements of Net Assets. There were no such payables to or receivables from CGLIC as of December 31, 2022.

C. Federal Income Taxes: The operations of the Account form a part of, and are taxed with, the total operations of CGLIC, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

24

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

2. Significant Accounting Policies (Continued)

D. Policies: Reinstated policies due to lapses that are re-issued in the current year are deemed issued under that policy’s original effective date with regard to fee structures. No new policies were issued during this statement period and it is expected that no new policies will be issued in the future.

E. Fair Value Measurements: The Account carries financial instruments at fair value in the financial statements, including mutual funds.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

The Account’s financial assets carried at fair value have been classified based upon a hierarchy defined by GAAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level of input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

•

Level 1 – Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets are defined as markets where many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and include exchanges and dealer markets.

•

Level 2 – Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

•

Level 3 – Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Account’s financial assets measured at fair value on a recurring basis consist of investments in various institutional mutual funds classified in Level 2. The fair value measurement is based on the respective funds’ closing net asset value as of the valuation date, which represents the exit-based fair value for the units on that date. There were no financial assets measured at fair value on a non-recurring basis during 2022.

25

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

3. Investments

Purchases and Sales

Total purchases and sales of shares within each mutual fund for each of the years ended December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021
Sub-Accounts	Purchases	Sales	Purchases	Sales
Alger Large Cap Growth Portfolio	$78,602	$72,539	$531,584	$48,777
Alger MidCap Growth Portfolio	1,254	27,549	31,100	20,748
Alger Small Cap Growth Portfolio	6,701	13,192	24,837	119,666
BNY Mellon Stock Index Fund	991,808	319,772	584,889	702,035
Calvert VP EAFE International Index Portfolio	1,534	438	248	392
Deutsche DWS Investments Small Cap Index VIP	2,474	440	729	464
Fidelity VIP Equity Income Portfolio	78,159	63,661	203,754	233,957
Fidelity VIP High Income Portfolio	1,815	8,050	2,495	2,806
Fidelity VIP Investment Grade Bond Portfolio	683,879	626,241	503,876	191,389
Goldman Sachs VIT Government Money Market	17,949	24,738	1,059,833	1,011,145
Goldman Sachs VIT Mid Cap Value Fund	129,985	20,009	122,387	16,270
Janus Henderson VIT Balanced Portfolio	8,605	8,516	20,549	12,319
Janus Henderson VIT Global Research Portfolio	165,507	46,040	89,442	44,269
MFS VIT Growth Series	19,181	16,923	39,955	165,702
MFS VIT III Mid Cap Value Portfolio	699	1,512	2,548	4,083
MFS VIT Total Return Series	1,089	1,150	2,273	25,352
PIMCO VIT High Yield Portfolio	70,896	29,296	70,744	22,599
PIMCO VIT Total Return Portfolio	2,774	12,584	8,698	30,766
Franklin Templeton Foreign VIP Fund	14,206	24,376	10,098	138,662
Vanguard VIF Capital Growth Portfolio	9,382	2,547	12,038	28,905
Vanguard VIF Equity Income Portfolio	49,723	41,091	238,174	6,846
Vanguard VIF Equity Index Portfolio	23,839	33,350	137,509	18,492
Vanguard VIF International Portfolio	7,999	2,771	22,053	5,716
Vanguard VIF Mid-Cap Index Portfolio	36,598	33,546	46,936	10,167
Vanguard VIF Small Company Growth Portfolio	325,835	45,528	102,444	70,847
Vanguard VIF Total Bond Market Index Portfolio	$13,838	$23,782	$35,714	$3,793

26

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

3. Investments (Continued)

Changes in Units Outstanding

The changes in units outstanding for each of the years ended December 31, 2022 and 2021 were as follows:

	December 31, 2022			December 31, 2021
Sub-Accounts	Units Issued	Units Redeemed	Increase (Decrease)	Units Issued	Units Redeemed	Increase (Decrease)
Alger Large Cap Growth Portfolio	—	(1,270)	(1,270)	—	(771)	(771)
Alger MidCap Growth Portfolio	—	(328)	(328)	—	(193)	(193)
Alger Small Cap Growth Portfolio	—	(219)	(219)	—	(1,273)	(1,273)
BNY Mellon Stock Index Fund	—	(4,583)	(4,583)	—	(10,317)	(10,317)
Calvert VP EAFE International Index Portfolio	80	(32)	48	—	(26)	(26)
Deutsche DWS Investments Small Cap Index VIP	18	(8)	10	—	(7)	(7)
Fidelity VIP Equity Income Portfolio	—	(1,269)	(1,269)	—	(4,782)	(4,782)
Fidelity VIP High Income Portfolio	—	(305)	(305)	—	(102)	(102)
Fidelity VIP Investment Grade Bond Portfolio	370	(22,865)	(22,495)	1,079	(6,080)	(5,001)
Goldman Sachs VIT Government Money Market	1,523	(2,345)	(822)	100,585	(95,965)	4,620
Goldman Sachs VIT Mid Cap Value Fund	—	(319)	(319)	—	(269)	(269)
Janus Henderson VIT Balanced Portfolio	124	(197)	(73)	434	(283)	151
Janus Henderson VIT Global Research Portfolio	141	(1,058)	(917)	320	(930)	(610)
MFS VIT Growth Series	92	(237)	(145)	294	(1,786)	(1,492)
MFS VIT III Mid Cap Value Portfolio	37	(80)	(43)	151	(237)	(86)
MFS VIT Total Return Series	—	(24)	(24)	—	(477)	(477)
PIMCO VIT High Yield Portfolio	124	(2,272)	(2,148)	301	(1,645)	(1,344)
PIMCO VIT Total Return Portfolio	—	(469)	(469)	—	(1,032)	(1,032)
Franklin Templeton Foreign VIP Fund	—	(1,038)	(1,038)	—	(5,084)	(5,084)
Vanguard VIF Capital Growth Portfolio	—	(103)	(103)	117	(1,073)	(956)
Vanguard VIF Equity Income Portfolio	923	(2,416)	(1,493)	14,861	(456)	14,405
Vanguard VIF Equity Index Portfolio	762	(1,630)	(868)	6,974	(994)	5,980
Vanguard VIF International Portfolio	189	(159)	30	904	(250)	654
Vanguard VIF Mid-Cap Index Portfolio	632	(1,105)	(473)	1,117	(324)	793
Vanguard VIF Small Company Growth Portfolio	84	(658)	(574)	377	(850)	(473)
Vanguard VIF Total Bond Market Index Portfolio	966	(1,734)	(768)	2,554	(274)	2,280

27

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

4. Charges and Deductions

For all contracts, CGLIC charges each variable sub-account for mortality and expense risks based on the current value of each sub-account’s assets. On all contracts considered sold after April 30, 1998 (RVUL 2), this fee is calculated as the daily equivalent of the annual rate of 0.55% during the first fifteen policy years and 0.15% thereafter. The fee of 0.15% excludes charges, such as premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of underlying mutual funds. All contracts considered sold before May 1, 1998 (RVUL 1), have an annual fee for mortality and expense risks of 0.85% per year during the first ten policy years, 0.45% per year during the eleventh through fifteenth policy years and 0.15% thereafter. The fee of 0.15% excludes charges, such as premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of underlying mutual funds.

For all contracts, CGLIC charges each variable sub-account for administrative fees during the first fifteen policy years. However, due to the number of years since policy issuance, no administrative fees were collected during the years ended December 31, 2022 or 2021.

Mortality and expense risk fees and administrative fee deductions are also assessed against any amounts held in the fixed income account. The fixed income account is part of the general account of CGLIC and is not included in these financial statements.

For all RVUL 2 contracts, CGLIC deducts a premium load of 6.5% of each premium payment before amounts are invested in the Account to cover sales loads, state tax and Federal income tax liabilities. Additional premium loads of 45% of premium payments up to the target premium specified in the policy are deducted in the first policy year and an additional 12% of premium payments up to the target premium are deducted in years two through ten. If the specified amount (face amount) under the policy is increased based on policy changes, other than a change in the death benefit option, an additional 25% premium load on all current year premium payments up to the increase in the target premium will be deducted from premium payments received during the 12 months following the increase, to the extent such premium payments include amounts attributable to the increase in the specified amount.

For all RVUL 1 contracts, CGLIC deducts a premium load of 6.5% of each premium payment before amounts are invested in the Account to cover sales loads, state tax and Federal income tax liabilities. An additional 40% of premium payments, up to one guideline annual premium, as defined in the Account’s prospectus, are deducted in the first policy year. If the specified amount under the policy is increased based on policy changes, other than a change in the death benefit option, an additional 25% premium load on all current year premium payments up to the increase in the target premium are deducted from premium payments received during the 12 months following the increase, to the extent such premium payments include amounts attributable to the increase in the specified amount.

28

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

4. Charges and Deductions (Continued)

CGLIC charges a monthly maintenance fee of $8 per month per policy for activities such as premium billings and collections, policy value calculations, confirmations and periodic reports.

CGLIC deducts a monthly charge for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, years since issue, risk class of the insured (in accordance with state law) and the current net amount at risk. On a monthly basis, the maintenance fee and the cost of insurance charges are deducted proportionately from the value of each variable sub-account and/or the fixed income account funding option. The fixed income account is part of the general account of CGLIC and is not included within these financial statements.

CGLIC has the option to charge a $25 transaction fee for each transfer between funding options in excess of four during any single policy year. No transaction fee charges were paid to CGLIC for the years ended December 31, 2022 or 2021.

For RVUL 2 contracts, if the policy is fully surrendered during the first 12 months after issue, a credit will be refunded equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 25 through 36, the credit will equal 33% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

For RVUL 1 contracts, if the policy is fully surrendered during the first 12 months after issue, a credit will be refunded equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

Premium load refunds for the years ended December 31, 2022 and 2021 amounted to $0 and $0, respectively.

For partial surrenders, a transaction charge of the lesser of $25 or 2% of the accumulation value is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are deducted, unless the policy owner and CGLIC agree otherwise.

Partial surrender transaction charges paid to CGLIC for the years ended December 31, 2022 and 2021 amounted to $25 and $175, respectively.

5. Distribution of Net Income

The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to participant’s fixed or variable sub-accounts.

6. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CGLIC believes, based on assurances from the mutual funds, that the mutual funds satisfy the requirements of the regulations. Therefore, the Account satisfies the requirements of the regulations, and CGLIC believes the Account will continue to meet such requirements.

29

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

7. Financial Highlights

A summary of Financial Highlights of the Account for the five years ended December 31, 2022 follows. Footnotes within the Financial Highlights represent the following:

* These amounts represent dividends, excluding distributions of net realized capital gains, received by the sub-account from the underlying mutual funds, net of management fees assessed by the fund managers, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, which result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying mutual funds in which the sub-accounts invest.

** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

***These ratios represent annualized contract expenses, consisting of mortality expense charges for the periods indicated. Expense ratio information was obtained using the latest Prospectus. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges, such as premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of underlying mutual funds are excluded.

30

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

7. Financial Highlights (Continued)

		Net unit value,		Investment
	Units	end of period	Net Assets (000’s)	Income Ratio *	Total Return **	Expense Ratio ***
		Alger Large Cap Growth Portfolio
2022	37,316	$36.76 - $61.86	$1,405	— %	(38.65)%	0.15%
2021	38,585	$59.93 - $100.84	$2,383	0	11.85% - 11.88%	0.15%
2020	39,356	$53.58 - $90.13	$2,176	0.18% - 0.19%	67.03%	0.15%
2019	40,464	$32.08 - $53.96	$1,341	0	27.43%	0.15%
2018	41,751	$25.17 - $42.35	$1,087	0	2.21%	0.15%
		Alger MidCap Growth Portfolio
2022	601	$49.04 - $68.36	$35	— %	(36.07)%	0.15%
2021	929	$76.71 - $106.94	$88	— %	4.20%	0.15%
2020	1,121	$73.61 - $102.62	$103	(0.01%) - 0.00%	64.63%	0.15%
2019	1,234	$44.71 - $62.33	$68	— %	30.26%	0.15%
2018	1,354	$34.33 - $47.86	$57	— %	(7.44)%	0.15%
		Alger Small Cap Growth Portfolio
2022	771	$36.01 - $47.64	$36	— %	(38.01)%	0.15%
2021	990	$58.09 - $76.86	$75	— %	(6.06)%	0.15%
2020	2,264	$61.83 - $81.82	$185	1.00% - 1.05%	67.15%	0.15%
2019	2,733	$36.99 - $48.95	$133	— %	29.34%	0.15%
2018	3,058	$28.60 - $37.84	$115	— %	1.44%	0.15%
		BNY Mellon Stock Index Fund
2022	142,093	$48.71 - $65.61	$9,286	1.30% - 1.31%	(18.32)%	0.15%
2021	146,676	$59.63 - $80.32	$11,734	1.13% - 1.74%	28.41%	0.15%
2020	156,993	$46.44 - $62.55	$9,775	1.59% - 1.60%	18.01%	0.15%
2019	163,465	$39.35 - $53.00	$8,624	1.70% - 1.77%	31.18%	0.15%
2018	170,751	$30.00 - $40.41	$6,865	1.62% - 1.77%	(4.63)%	0.15%
		Calvert VP EAFE International Index Portfolio
2022	951	$13.43	$13	3.46%	(14.58)%	0.15%
2021	904	$15.72	$14	1.79%	10.88%	0.15%
2020	930	$14.18	$12	3.34%	7.77%	0.15%
2019	915	$13.15	$12	2.64% - 16.08%	5.99% - 21.26%	0.15%
2018	848	$10.85	$9	1.92% - 3.24%	(13.58)%	0.15%
		DWS Investments Small Cap Index VIP
2022	183	$49.15 - $51.66	$9	17.84% - 18.40%	(20.64)%	0.15%
2021	173	$61.93 - $65.09	$11	0.84% - 0.91%	14.50%	0.15%
2020	181	$54.08 - $56.85	$10	1.10% - 1.12%	19.43%	0.15%
2019	184	$45.28 - $47.60	$8	1.05% - 1.07%	25.22%	0.15%
2018	176	$36.16 - $38.01	$6	0.95% - 0.98%	(11.23)%	0.15%

31

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

7. Financial Highlights (Continued)

	Units	Net unit value, end of period	Net Assets (000’s)	Investment Income Ratio *	Total Return **	Expense Ratio ***
		Fidelity VIP Equity Income Portfolio
2022	32,105	$44.45 - $55.94	$1,477	1.82% - 1.90%	(4.96)%	0.15%
2021	33,374	$46.77 - $58.86	$1,621	1.90% - 1.94%	24.89%	0.15%
2020	38,156	$37.45 - $47.13	$1,517	1.84% - 1.79%	6.69%	0.15%
2019	40,506	$35.10 - $44.17	$1,519	1.99% - 2.03%	27.44%	0.15%
2018	42,460	$27.54 - $34.66	$1,253	2.23% - 2.28%	(8.29)%	0.15%
		Fidelity VIP High Income Portfolio
2022	1,363	$24.84	$34	4.80%	(11.37)%	0.15%
2021	1,668	$28.03	$47	4.58%	4.41%	0.15%
2020	1,770	$26.84	$48	4.98%	2.75%	0.15%
2019	1,891	$26.12	$49	5.13%	15.11%	0.15%
2018	2,014	$22.70	$46	5.53%	(3.29)%	0.15%
		Fidelity VIP Investment Grade Bond Portfolio
2022	297,876	$11.41 - $27.90	$8,294	2.15% - 2.49%	(12.96)%	0.15%
2021	320,372	$13.11 - $32.06	$10,252	(0.75%) - 2.04%	(0.61)%	0.15%
2020	325,373	$13.19 - $32.25	$10,494	2.14% - 4.85%	9.39%	0.15%
2019	346,654	$12.05 - $29.48	$10,220	2.73% - 2.79%	9.67%	0.15%
2018	352,857	$10.99 - $26.88	$9,486	1.11% - 2.48%	(0.53)%	0.15%
		Goldman Sachs VIT Government Money Market Fund
2022	11,267	$10.69 - $10.70	$121	0.59% - 1.20%	1.58%	0.15%
2021	12,088	$10.52 - $10.54	$127	0.00% - 0.01%	0.01%	0.15%
2020	7,468	$10.52 - $10.54	$79	0.59% - 0.65%	0.43%	0.15%
2019	8,799	$10.48 - $10.49	$92	2.06% - 2.14%	2.11%	0.15%
2018	10,066	$10.26 - $10.27	$104	1.55% - 1.85%	1.65%	0.15%
		Goldman Sachs VIT Mid Cap Value Fund
2022	13,097	$61.94	$811	0.69% - 9.25%	(9.99)%	0.15%
2021	13,416	$68.81 - $73.86	$923	0.00% - 0.49%	30.95%	0.15%
2020	13,685	$52.55 - $56.40	$719	0.32% - 0.66%	8.40%	0.15%
2019	14,097	$48.47 - $52.03	$684	0.54% - 0.82%	31.53%	0.15%
2018	14,594	$36.85 - $39.56	$539	1.09% - 1.34%	(10.46)%	0.15%
		Janus Henderson VIT Balanced Portfolio
2022	1,858	$39.61 - $39.81	$74	1.21% - 1.24%	(16.40)%	0.15%
2021	1,931	$47.38 - $47.62	$92	1.10% - 1.14%	17.20%	0.15%
2020	1,780	$40.43 - $40.64	$73	1.80%	14.31%	0.15%
2019	1,768	$35.37 - $35.55	$63	1.89% - 1.91%	22.59%	0.15%
2018	1,819	$28.85 - $29.00	$53	2.15% - 2.16%	0.68%	0.15%

32

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

7. Financial Highlights (Continued)

	Units	Net unit value, end of period	Net Assets (000’s)	Investment Income Ratio *	Total Return **	Expense Ratio ***
Janus Henderson VIT Global Research Portfolio
2022	29,758	$28.95 - $42.27	$1,250	1.02% - 1.04%	(19.41)%	0.15%
2021	30,675	$35.93 - $52.45	$1,599	0.53% - 0.58%	18.09%	0.15%
2020	31,284	$30.42 - $44.42	$1,384	0.73% - 0.75%	20.02% - 20.06%	0.15%
2019	32,036	$25.34 - $36.99	$1,181	0.95% - 1.01%	28.99% - 29.04%	0.15%
2018	32,850	$19.64 - $28.67	$938	1.12% - 1.14%	(6.91%) - (6.87%)	0.15%
MFS VIT Growth Series
2022	1,613	$48.29 - $74.94	$107	— %	(31.63)%	0.15%
2021	1,758	$70.64 - $109.62	$172	— %	23.53%	0.15%
2020	3,251	$57.18 - $88.74	$279	— %	31.86%	0.15%
2019	3,841	$43.37 - $67.30	$250	— %	38.15%	0.15%
2018	4,256	$31.39 - $48.71	$201	0.09%	2.67%	0.15%
		MFS VIT III Mid Cap Value Portfolio
2022	10	$17.63	$—	9.78%	(9.76)%	0.15%
2021	53	$19.33	$1	0.65%	30.99%	0.15%
2020	140	$14.76	$2	1.76%	3.87%	0.15%
2019	32	$14.21	$—	2.79%	7.41%	0.15%
2018	—	$—	$—	NA	NA	— %
		MFS VIT Total Return Series
2022	212	$37.35 - $48.63	$10	1.69% - 9.96%	(9.58)%	0.15%
2021	236	$41.31 - $53.78	$13	1.66% - 1.99%	14.12%	0.15%
2020	714	$36.20 - $47.13	$33	2.19% - 2.27%	9.81%	0.15%
2019	784	$32.97 - $42.92	$33	2.31% - 2.34%	20.38%	0.15%
2018	855	$27.38 - $35.65	$30	1.81% - 2.19%	(5.61)%	0.15%
		PIMCO VIT High Yield Portfolio
2022	102,589	$12.62 - $12.63	$1,295	5.21% - 5.51%	(10.14%) - (10.16%)	0.15%
2021	104,737	$14.05 - $14.06	$1,472	4.51% - 4.59%	3.78% - 3.79%	0.15%
2020	106,081	$13.54 - $13.55	$1,436	4.92% - 4.94%	5.91% - 5.92%	0.15%
2019	108,681	$12.78 - $12.79	$1,390	5.09% - 5.12%	14.90% - 14.92%	0.15%
2018	111,662	$11.12 - $11.13	$1,242	5.01% - 5.25%	(2.51%) - (2.52%)	0.15%
		PIMCO VIT Total Return Portfolio
2022	3,529	$25.44 - $26.20	$90	2.61%	(14.18)%	0.15%
2021	3,998	$29.65 - $30.53	$119	1.97% - 1.99%	(1.12)%	0.15%
2020	5,030	$29.98 - $30.88	$151	2.33% - 2.36%	8.78% - 8.82%	0.15%
2019	5,796	$27.56 - $28.37	$160	3.16% - 3.20%	8.53%	0.15%
2018	7,145	$25.40 - $26.14	$182	2.59% - 2.69%	(0.38)%	0.15%

33

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

7. Financial Highlights (Continued)

	Units	Net unit value, end of period	Net Assets (000’s)	Investment Income Ratio *	Total Return **	Expense Ratio ***
		Franklin Templeton Foreign VIP Fund
2022	19,313	$20.89 - $25.15	$417	3.29% - 3.34%	(7.39)%	0.15%
2021	20,351	$22.56 - $27.16	$476	1.77% - 2.05%	4.44%	0.15%
2020	25,435	$21.60 - $26.01	$586	3.49% - 3.56%	(0.92)%	0.15%
2019	27,688	$21.80 - $26.25	$648	1.97%	12.84%	0.15%
2018	29,510	$19.32 - $23.26	$615	2.88%	(15.27)%	0.15%
		Vanguard VIF Capital Growth Portfolio
2022	3,609	$23.67	$85	0.88%	(15.48)%	0.15%
2021	3,712	$28.00	$104	0.97%	21.54%	0.15%
2020	4,668	$23.04	$108	1.41%	17.47%	0.15%
2019	4,650	$19.61	$91	1.09% - 2.38%	7.74% - 26.50%	0.15%
2018	4,502	$15.50	$70	0.86% - 1.12%	(1.18)%	0.15%
		Vanguard VIF Equity Income Portfolio
2022	13,882	$17.02	$236	2.56% - 2.58%	(0.66)%	0.15%
2021	15,375	$17.13	$263	0.02% - 1.43%	25.33%	0.15%
2020	971	$13.67	$13	2.33% - 4.76%	3.25%	0.15%
2019	795	$13.24	$10	1.82% - 2.28%	24.43%	0.15%
2018	601	$10.64	$6	1.45% - 2.05%	(5.96)%	0.15%
		Vanguard VIF Equity Index Portfolio
2022	7,537	$17.69 - $17.72	$134	1.32% - 1.35%	(18.23)%	0.15%
2021	8,406	$21.64 - $21.67	$182	0.48% - 1.17%	28.55% - 28.72%	0.15%
2020	2,425	$16.83	$41	1.61% - 1.64%	18.20%	0.15%
2019	1,890	$14.24	$27	1.75%	31.30%	0.15%
2018	1,815	$10.85	$20	1.33% - 1.57%	(4.51)%	0.15%
		Vanguard VIF International Portfolio
2022	1,327	$15.11	$20	1.34%	(30.12)%	0.15%
2021	1,297	$21.62	$28	0.17% - 0.27%	(1.54)%	0.15%
2020	643	$21.96	$15	1.17% - 1.35%	57.58%	0.15%
2019	501	$13.93	$7	1.09% - 1.33%	31.22%	0.15%
2018	453	$10.62	$5	0.62% - 0.69%	(12.61)%	0.15%
		Vanguard VIF Mid-Cap Index Portfolio
2022	4,978	$26.42 - $29.00	$141	1.10% - 1.11%	(18.82)%	0.15%
2021	5,451	$32.55 - $35.72	$189	0.97% - 1.06%	24.36%	0.15%
2020	4,657	$26.17 - $28.72	$129	1.48% - 1.50%	18.07%	0.15%
2019	4,824	$22.17 - $24.33	$114	1.45% - 1.48%	30.87%	0.15%
2018	4,812	$16.94 - $18.59	$87	1.19% - 1.27%	(9.33)%	0.15%

34

CG Corporate Insurance Variable Life Separate Account 02

Notes to the Financial Statements

7. Financial Highlights (Continued)

		Net unit value,		Investment
	Units	end of period	Net Assets (000’s)	Income Ratio *	Total Return **	Expense Ratio ***
		Vanguard VIF Small Company Growth Portfolio
2022	15,892	$62.70 - $63.49	$1,007	0.26% - 0.27%	(25.35)%	0.15%
2021	16,467	$83.99 - $85.05	$1,398	0.37% - 0.38%	14.22%	0.15%
2020	16,939	$73.54 - $74.46	$1,259	0.65% - 0.67%	23.18%	0.15%
2019	17,705	$59.70 - $60.44	$1,068	0.50% - 0.52%	28.11%	0.15%
2018	18,844	$46.60 - $47.18	$887	0.40%	(7.26)%	0.15%
		Vanguard VIF Total Bond Market Index Portfolio
2022	2,821	$11.34 - $12.32	$33	1.74% - 2.06%	(13.21)%	0.15%
2021	3,588	$13.06 - $14.19	$49	1.20% - 1.60%	(1.72)%	0.15%
2020	1,308	$13.29 - $14.44	$19	2.29% - 2.42%	7.58%	0.15%
2019	1,204	$12.35 - $13.42	$16	2.48% - 2.55%	8.67%	0.15%
2018	1,206	$11.37 - $12.35	$15	2.14% - 2.42%	(0.13)%	0.15%

8. Subsequent Events

CGLIC is not aware of any events that occurred subsequent to the close of the books or accounts for this statement which would have had a material effect on the financial condition of the Account. In preparing these financials, the Account has evaluated events that occurred between the balance sheet date and May 1, 2023, the date the financial statements were issued.

35

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY FINANCIAL STATEMENTS

FOR THE YEARS ENDED December 31, 2022, 2021, AND 2020

Report of Independent Auditors

To the Board of Directors of Connecticut General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of Connecticut General Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2022 and 2021 and the related statutory statements of income and changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021 and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance

Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Financial Data, Supplemental Summary Investment Schedule, Supplemental Investment Risk Interrogatories, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “Supplemental Schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Hartford, Connecticut

April 26, 2023

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY BALANCE SHEETS

(in millions, except share information)
As of December 31,	2022	2021
ASSETS
Cash and invested assets:
Cash, cash equivalents and short-term investments	$68	$127
Bonds, principally at amortized cost (fair value, $2,927; $3,890)	3,132	3,145
Common stocks, see Note 1 (cost, $1,746, $1,748)	5,797	5,706
Preferred stock, principally at cost (fair value, $1; $1)	1	1
Commercial mortgage loans	348	304
Policy loans	1,217	1,246
Other invested assets	511	531

Total cash and invested assets	11,074	11,060
Amounts due from reinsurers	11	37
Amounts receivable relating to uninsured plans	1	1
Deferred tax assets	15	31
Premiums and considerations receivable	3	(9)
Accrued investment income	68	69
Receivables from parent, subsidiaries and affiliates	1	14
Other assets	5	5

Total assets excluding separate accounts	11,178	11,208
Separate accounts assets	9,000	10,252

Total assets	$20,178	$21,460

LIABILITIES
Aggregate reserves for life, accident and health policies and contracts	$4,013	$4,084
Contract claims – Life, Accident, and Health	122	107
Other policy and contract liabilities	2	17
Accrued commissions, expenses and taxes	28	129
Remittance and items not allocated	10	21
Asset valuation reserve	104	107
Interest maintenance reserve	276	302
Payable to parent, subsidiaries and affiliates	13	2
Other liabilities	122	125

Total liabilities excluding separate accounts	4,690	4,894
Separate accounts liabilities	8,928	10,180

Total liabilities	$13,618	$15,074

CAPITAL AND SURPLUS
Capital stock ($5 par value; 5,978,322 shares authorized, issued and outstanding)	$30	$30
Paid in surplus	2,792	2,792
Unassigned funds/(surplus)	3,738	3,563

Total capital and surplus	6,560	6,385

Total liabilities and capital and surplus	$20,178	$21,460

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

(in millions)
For the years ended December 31,	2022	2021	2020
REVENUES
Premiums and annuity and other considerations	$143	$142	$315
Commissions and expense allowances on reinsurance ceded	18	27	29
Net investment income and amortization of interest maintenance reserve	2,882	2,792	2,033
Separate Accounts net gain from operations excluding unrealized gains or losses	67	66	72
Other income	41	45	35

Total	3,151	3,072	2,484

BENEFITS AND EXPENSES
Benefits expense	517	485	583
Interest on policy or contract funds	15	19	22
Decrease in policy reserves	(72)	(64)	(36)
Commissions expense	4	6	11
Insurance taxes, licenses and fees	7	5	12
General insurance expenses and taxes	40	64	53
Net transfers to or (from) Separate Accounts net of reinsurance	(79)	(86)	(35)
Policyholder dividends	(2)	—	—

Total	430	429	610

INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES	2,721	2,643	1,874
Federal and foreign income taxes	(22)	9	7

INCOME FROM OPERATIONS	2,743	2,634	1,867
Realized capital loss, net of taxes and interest maintenance reserve	8	(12)	(20)

NET INCOME	2,751	2,622	1,847
Dividends paid to stockholder	(2,670)	(2,550)	(1,874)
Additional paid-in surplus	—	26	387
Change in:
Net unrealized capital gain/(loss)	85	(261)	359
Net unrealized foreign exchange capital (loss)/gain	(5)	(3)	2
Net deferred income tax	(33)	(8)	32
Nonadmitted assets	59	(10)	(33)
Asset valuation reserve	3	—	(23)
Surplus as a result of reinsurance	(16)	(16)	(16)
Other	1	1	(31)

Net increase/(decrease) in capital and surplus	175	(199)	650

Capital and surplus, beginning of year	6,385	6,584	5,934

CAPITAL AND SURPLUS, End of Year	$6,560	$6,385	$6,584

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF CASH FLOWS

(in millions)
For the years ended December 31,	2022	2021	2020
NET CASH FROM OPERATIONS
Premiums and annuity and other considerations	$116	$170	$279
Net investment income	1,820	2,772	2,021
Miscellaneous income	117	118	115

Total revenues received	2,053	3,060	2,415

Benefits and loss related payments	496	530	578
Commissions, expenses and taxes	121	97	90
Net transfers from separate accounts	(79)	(86)	(35)

Total benefits, expenses and transfers paid	538	541	633
Federal and foreign income taxes paid/(recovered)	11	(3)	59
Dividends paid to policyholders	(1)	—	—

Total expenses paid	548	538	692

Net cash provided by operations	1,505	2,522	1,723

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	162	395	600
Stocks	6	6	22
Commercial mortgage loans	16	32	84
Real Estate	23	1	—
Other invested assets	25	81	64
Other	73	24	25

Net proceeds from investments sold, matured or repaid	305	539	795

Cost of investments acquired:
Bonds	(163)	(301)	(349)
Stocks	—	(26)	(387)
Commercial mortgage loans	(61)	(66)	(88)
Other invested assets	(7)	(39)	(50)
Other	(33)	(109)	(107)

Net cost of investments acquired	(264)	(541)	(981)

Net increase in policy loans and premium notes	29	6	4

Net cash provided by or (used in) investment activities	70	4	(182)

NET CASH FROM FINANCING
Capital and paid in surplus	—	26	387
Borrowed funds	—	—	—
Dividends paid	(1,620)	(2,550)	(1,874)
Net contributions on deposit-type contract funds and other insurance liabilities	(1)	—	(83)
Notes payable - affiliate	—	—	25
Other (uses)/sources	(13)	65	(47)

Net cash used in financing activities	(1,634)	(2,459)	(1,592)

Net (decrease)/increase in cash, cash equivalents and short-term investments	(59)	67	(52)
Cash, cash equivalents and short-term investments, beginning of year	127	60	112

Cash, cash equivalents and short-term investments, end of year	$68	$127	$60

The Company reported the following non-cash operating, investing and financing activities:	2022	2021	2020
Exchanging noncash assets and liabilities for other noncash assets or liabilities	44	7	40
Accounts receivable acquired from a subsidiary as a dividend	1,050	—	—

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN

Nature of Operations

Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of The Cigna Group. On February 13, 2023 the ultimate parent of the Company changed its corporate name from Cigna Corporation to The Cigna Group. References to “Cigna” or “Cigna Corp.” in these footnotes refer to The Cigna Group. The Company and its subsidiaries are major providers of health care and related benefits in the U.S., the majority of which are offered through employers and other groups (e.g. unions and associations). Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets. The Company also has certain run-off operations including individual insurance, group retirement and reinsurance operations. The Company is domiciled in the state of Connecticut and licensed in all states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Canada.

Inflation

The United States economy continues to be impacted by rising inflation. The Cigna Group is proactively addressing potential impacts from inflation on its workforce, third party relationships (including relationships with vendors and health care providers) and drug pricing. The Cigna Group is also monitoring the potential impact inflation may have on client and customer health care needs.

COVID-19 Impact

The Cigna Group is committed to the health and vitality of its employees, and the people it serves remains its focus as the pandemic environment evolves. The Cigna Group continues to leverage its resources, expertise, data and actionable intelligence to assist customers, clients and care providers throughout this time.

A.	Accounting Practices

The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed by the State of Connecticut Insurance Department (the “Department”). The Department has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“SAP” or “SSAPs”). Permitted accounting practices are those practices specifically requested by an insurer that depart from NAIC SAP and state prescribed practices and have been approved by the insurer’s domiciliary state. The Company did not utilize permitted practices in the preparation of these financial statements.

B.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. NAIC SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

C.	Accounting Policy

(1)

Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments recorded on the balance sheet and off-balance sheet financial instruments. These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The Company estimates fair values of financial instruments using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses that incorporate current market inputs for similar financial instruments with comparable terms and credit quality as well as other qualitative factors. In instances where there is little or no market activity for the same or similar instruments, the fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See Note 16 for information on the Company’s fair value measurements.

(2)

Cash and Cash Equivalents: Cash and cash equivalents consist of cash and short-term investments that will mature in three months or less from the time of purchase. Cash equivalents and short-term investments are carried at cost.

(3)	Investments: Investments are valued in accordance with the requirements of the NAIC SAP. The carrying values of investments are generally stated as follows:

Bonds, Short-term Investments and Redeemable Preferred Stocks. Investments in bonds and short-term investments are carried at amortized cost. Redeemable preferred stocks are carried at amortized cost, except those in or near default, which are carried at the lesser of cost or fair value. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to call date which produces the lowest asset value (yield to worst). Investments with original maturities of one year or less from the time of purchase are classified as short-term. Bonds and redeemable preferred stocks are considered impaired, and their cost basis is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Hybrid Securities. Hybrid securities are designed with both debt and equity characteristics and are intended to provide protection to the issuer’s senior note holders. In accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, hybrid securities are reported in bonds.

Loan-backed and Other Structured Securities. Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. When loan-backed and structured securities have potential for loss of a significant portion of the original investment, significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method. These securities are presented on the balance sheet as bonds.

Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

When the Company determines it does not expect to recover the amortized cost basis of loan-backed or structured securities with declines in fair value (even if it does not intend to sell and has the intent and ability to hold), the non-interest portion of the impairment loss is recognized in realized investment losses. The non-interest portion is the difference between the amortized cost basis of the loan-backed or structured security and the net present value of its expected future cash flows. Expected future cash flows are based on assumptions about the collateral attributes, including prepayment speeds, default rates and changes in value.

Perpetual Preferred and Common Stocks. Investments in perpetual preferred and common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below. When impaired, the cost basis of these investments is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Subsidiary, Controlled, and Affiliated (SCA) Entities. Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity’s audited equity prepared using NAIC SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as common stock or other invested assets.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Commercial Mortgage Loans. Mortgage loans held by the Company are made exclusively to commercial borrowers at a fixed rate of interest. Commercial mortgage loans are carried at unpaid principal balances or, if impaired, the lower of unpaid principal or fair value of the underlying real estate. If the fair value of the underlying real estate is less than unpaid principal on an impaired loan, a valuation reserve is recorded. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves may be considered impaired because the Company may not collect all interest due according to the terms of the original agreements. However, the Company expects to recover its remaining carrying value in these circumstances primarily because the fair value of the underlying real estate exceeds the carrying value of these loans.

Policy Loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss.

Real Estate. Real estate can be occupied by the Company, held for the production of income, or held for sale. As of December 31, 2022 and 2021, real estate was classified as occupied by the Company or held for the production of income, and carried at depreciated cost less encumbrances; any write downs to fair value due to impairment are recorded as realized losses. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. The Company estimates the fair value of real estate using internal valuations generally based on discounted cash flow analyses. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset. At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other invested assets depending on the ownership of the underlying assets.

Joint Ventures, Partnerships, Limited Liability Companies. In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee.

Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction or portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk, and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives used in hedging transactions are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination or closing, when realized gains and losses are recognized in net income.

Net Investment Income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income for bonds when interest payments are 90 days past due and for commercial mortgage loans when payment is considered delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are received. See Note 4 for further information.

Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, asset write-downs and changes in valuation reserves are based on specifically identified assets and are recognized in net income, subject to the interest maintenance reserve policy described below.

(4)

Non-admitted Assets: In accordance with NAIC SSAPs, certain assets or certain portions of assets are excluded from the Company’s admitted assets on its balance sheet through a direct charge to unassigned surplus. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts that qualify as admitted assets. Such assets include electronic data processing equipment and deferred tax assets.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(5)

Goodwill and Other Intangibles: Goodwill and other intangible assets include purchased customer relationships, provider networks and state licenses. The Company amortizes these assets on a straight-line basis over periods up to ten years, and revises amortization periods if it believes there has been a change in the length of time than an intangible asset will continue to have value.

(6)

Separate Accounts: Separate Account assets and liabilities are contract holder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and insulated from the general account of the Company and are not subject to claims that arise out of any of the Company’s other businesses. The separate account assets are largely carried at fair value. Separate account liabilities are established in amounts that are adequate to meet estimated future obligations to contract holders and plan participants. The investment income, gains and losses of these accounts generally accrue to the contract holders and, therefore, do not affect the Company’s net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company’s net income.

(7)

Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges according to contract terms and customers’ experience.

(8)

Aggregate Reserves: Aggregate reserves for life, accident, health, disability, and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the Commissioner’s Reserve Valuation Method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner’s Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount at rates that do not exceed the statutory maximums. Discount rates ranged from 1.00% to 11.25% in 2022 and 2021, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums.

(9)

Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due.

(10)

Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions according to contract terms and using the customer’s experience.

(11)

Income Taxes: The Company is included in the consolidated United States federal income tax return filed by Cigna. Pursuant to the Tax Sharing Agreement with Cigna, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences). Limitations of the admitted amount of the deferred tax asset are calculated in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP 10R and SSAP 10. More detailed information about the Company’s income taxes is disclosed in Note 7.

(12)

Participating Business: The Company’s participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company’s participating line of business.

(13)

Other Liabilities: Other liabilities consist of various insurance-related liabilities including amounts related to deposit-type contracts, reinsurance contracts, amounts withheld or retained by company as agent or trustee, and escheat liabilities. Legal costs to defend the Company’s litigation and arbitration matters are expensed when incurred in cases where the Company cannot reasonably estimate the ultimate cost to defend. In cases where the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(14)

Premium Deficiency Reserves: The Company anticipates investment income as a factor in a premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

(15)

Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the fair value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

(16)

Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be non-admitted.

(17)

Pharmaceutical Manufacturer Rebate Receivable. Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(18)

Performance Guarantees. The Company provides performance guarantees associated with meeting certain service standards, clinical outcomes or financial metrics. If these service standards, clinical outcomes or financial metrics are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes deferred revenues for estimated payouts associated with these performance guarantees.

(19)

Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Principal differences under GAAP from these statutory financial statements include the following:

•	Aggregate reserves for life policies are calculated using mortality, interest and expense assumptions derived from the Company’s own experience or various actuarial tables.

•

Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders’ equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust future policy benefits for run-off settlement annuity business and deferred income taxes.

•

GAAP deferred tax assets or liabilities include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management’s assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change. Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP 101.

•	Acquisition costs are deferred and amortized over the estimated contract period of the related policies.

•

A transition obligation for postretirement benefits other than pensions was fully recognized in 1992. The postretirement benefit obligation other than pensions includes a portion accrued for employees not currently eligible for postretirement benefits as calculated in accordance with Accounting Standards Codification 715 “Compensation – Retirement Benefits”.

•	Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.

•	Investments in subsidiaries are consolidated under GAAP.

In addition, other principal differences under GAAP from these statutory financial statements include the following:

•	Non-admitted assets (including furniture and equipment, goodwill and intangibles) less applicable allowance accounts are restored to the balance sheet.

•	The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are not recorded.

•	The liability for reinsurance in unauthorized companies is not recorded.

NOTE 2 - ACCOUNTING CHANGES, CORRECTIONS OF ERRORS, AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENT

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – ACQUISITIONS AND DISPOSITIONS

Sales of Retirement Benefits and Individual Insurance Business

On April 1, 2004, the Company sold its retirement benefits business, excluding the corporate-owned life insurance business to Prudential Retirement Insurance and Annuity Company (PRIAC). On January 14, 2022, PRIAC novated the Guaranteed Cost Business Agreements, including (1) the Coinsurance and Assumption Agreement dated April 1 2004, and (2) the portions that were not novated to PRIAC in the PRT PriPar Group Annuity Contracts, to the Prudential Insurance Company of America (PICA). Subsequently, on April 4, 2022, Empower acquired PRIAC. In October, 2022, PRIAC was renamed to Empower Annuity Insurance Company (EIC).

The Company received units of EIC’s separate accounts and carries those units as separate account assets on its balance sheet. This separate account relates to the retirement benefits business under a modified coinsurance arrangement. At December 31, 2022, there was $11 million of separate account assets and liabilities with EIC. At December 31, 2021, there was $14 million of separate account assets and liabilities associated with this business.

Excluded from the Company’s reported separate account assets and liabilities are $35 million and $41 million at December 31, 2022 and 2021, respectively, of separate account assets and liabilities that are fully reinsured by PICA under indemnity coinsurance arrangements. The Company guarantees, and PICA reinsures these guarantees, that separate account assets will be sufficient to pay certain retiree benefits. For the majority of the benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers do not maintain the required levels of separate account assets, the Company or PICA has the right to redirect the management of the related assets to provide for benefit payments. There were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2022 and 2021.

In 1998 the Company sold its individual life insurance and annuity business. The sale generated an after tax gain of $624 million and is earned over 29 years on a declining basis. The Company recognized deferred gains of $16 million in 2022, 2021, and 2020. The remaining deferred gain as of December 31, 2022 is $43 million.

NOTE 4 - INVESTMENTS

A.	Bonds

The amortized cost and market value by contractual maturity periods for bonds, including short-term investment and cash equivalents, were as follows at December 31, 2022:

		Fair
(in millions)	Amortized Cost	Value
Due in one year or less	$157	$157
Due after one year through five years	449	426
Due after five years through ten years	581	565
Due after ten years	1,872	1,722
Mortgage- and other asset-backed securities	136	120

Total	$3,195	$2,990

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

December 31, 2022
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$32	$—	$(2)	$30
All other governments	121	10	(8)	122
Special revenue and assessment	153	32	(2)	183
Industrial and miscellaneous	2,690	83	(302)	2,472
Mortgage and other asset-backed	136	—	(16)	120

Total	$3,132	$125	$(330)	$2,927

December 31, 2021
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$32	$2	$—	$34
All other governments	117	42	(4)	155
Special revenue and assessment	162	102	—	264
Industrial and miscellaneous	2,693	605	(11)	3,287
Mortgage and other asset-backed	141	9	—	150

Total	$3,145	$760	$(15)	$3,890

Private placement bonds constituted 49% of the bond portfolio at December 31, 2022 and 48% at December 31, 2021.

Disposal information for bonds for the years ended December 31 was as follows:

(in millions)	2022	2021
Proceeds	$172	$455
Gross gains	$8	$17
Gross losses	$(3)	$(8)

Review of Declines in Fair Value

Management reviews bonds with a decline in fair value from cost for impairment based on criteria that include:

•	length of time and severity of decline;

•	financial health and specific near term prospects of the issuer;

•	changes in the regulatory, economic or general market environment of the issuer’s industry or geographic region; and

•	the Company’s intent to sell or the likelihood of a required sale prior to recovery.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Based on this review, management believes the unrealized depreciation below to be temporary and, therefore, has not impaired these amounts. Bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

	December 31, 2022				December 31, 2021
	Fair	Amortized	Unrealized		Fair	Amortized	Unrealized
($ in millions)	Value	Cost	Depreciation	Count	Value	Cost	Depreciation	Count
One year or less:
Investment grade	$1,693	$1,940	$(247)	459	$240	$248	$(8)	91
Below investment grade	19	23	(4)	9	33	37	(4)	7
More than one year:
Investment grade	189	257	(68)	95	39	41	(2)	13
Below investment grade	32	42	(10)	9	12	12	—	6

Total	$1,933	$2,262	$(329)	572	$324	$338	$(14)	117

There were no common stock or preferred stock with a fair value significantly lower than cost as of December 31, 2022 or 2021.

The unrealized depreciation of investment grade bonds is primarily due to increases in market yields since purchase. Net realized investment gains and losses before taxes and interest maintenance reserve included other-than-temporary impairments of bonds of $2 million in 2022 and $6 million in 2021.

Cash and Liquidity Pools

The Company’s liquidity pool is an investment fund used to efficiently manage cash on behalf of wholly-owned Cigna Corporation subsidiaries. The Company’s liquidity pool balance as of December 31, 2022 was $44 million and was comprised of cash equivalents (100%). As of December 31, 2021, the Company’s liquidity pool balance was $97 million and was comprised of cash equivalents (88%) and short-terms (12%).

B.	Mortgage Loans, including Mezzanine Real Estate Loans

($ in millions)	2022		2021
	Min	Max	Min	Max
• The minimum and maximum lending rates for new City Loans were as follows:	3.35%	6.03%	2.95%	3.48%
• The maximum percentage of any one loan to the value of security at the time of the loan was:		59.0%		61.0%
• Impaired commercial mortgage loans without an allowance for credit losses:	$—		$—
• Average recorded investment in impaired loans:	$3		$—
• Interest income recognized during the period the loans were impaired:	$—		$—
• Allowance for credit losses:
• Balance at the beginning of the period	$—		$—
• Additions charged to operations	$1		$—
• Direct write-downs charged against the allowance	$—		$—
• Recoveries of amounts previously charged off	$—		$—

• Balance at the end of the period	$1		$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(in millions)	December 31, 2022	December 31, 2021
Property type:
Office buildings	$84	$89
Retail facilities	10	15
Apartment buildings	179	157
Hotels	28	28
Industrial	47	15
Other	—	—

Total	$348	$304

(in millions)	December 31, 2022	December 31, 2021
Geographic region:
Pacific	$158	$123
South Atlantic	24	25
Central	87	76
New England	23	23
Middle Atlantic	41	42
Mountain	15	15

Total	$348	$304

The fair value of the Company’s commercial mortgage loans was $320 million as of December 31, 2022 and $309 million as of December 31, 2021.

Credit Quality

The Company regularly evaluates and monitors credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal credit quality rating system designed to evaluate the relative risk of the transaction at each loan’s origination that is then updated each year as part of the annual portfolio loan review. The Company evaluates and monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on our evaluation of a number of key inputs related to the loan, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt with a ratio below 1.0 indicating that there is not enough cash flow to cover the required loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The following tables summarize the credit risk profile of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2022 and 2021:

Debt Service Coverage Ratio

($ in millions)	December 31, 2022			December 31, 2021
Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to- Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to- Value Ratio
Below 60%	$224	1.92		$110	2.01
60% to 79%	115	1.75		180	1.93
80% to 100%	9	1.12		14	1.42

Total	$348	1.84	57%	$304	1.93	60%

The Company’s annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company’s investment professionals in the second quarter of 2022 and included an analysis of each underlying property’s most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. The results of the 2022 review showed consistency from the prior year in each of the key metrics and confirmed the overall strength of the portfolio. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio’s average loan-to-value ratio improved to 57% at December 31, 2022 from 60% at December 31, 2021, primarily due to collateral value changes in the underlying properties. The portfolio’s average debt service coverage ratio decreased to 1.84 at December 31, 2022 from 1.93 at December 31, 2021, reflective of a strain on income from certain property types.

The following table summarizes changes in valuation reserves related to commercial mortgage loans:

(in millions)	2022	2021
Reserve balance, January 1	$—	$—
Increase in valuation reserves	1	—
Charge-offs upon sales and repayments, net of recoveries	—	—

Reserve balance, December 31	$1	$—

The company will reevaluate a loan’s credit quality between annual reviews if new property information is received or events such as delinquency or a borrower’s request for restructure cause management to believe that the Company’s estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.

There were no loans restructured during 2022 and 2021.

Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.

Problem and potential problem mortgage loans, net of valuation reserves, totaled $6 million at December 31, 2022 and zero at December 31, 2021.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Impaired Commercial Mortgage Loans

A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. In some cases when it is probable that the Company will not collect all interest due under the original agreements, the loan will be considered impaired but a related valuation reserve will not be recorded because the fair value of the underlying real estate is higher than the remaining carrying value of the loan.

The carrying value of the Company’s impaired commercial mortgage loans and related valuation reserves were as follows:

(in millions)	Gross	2022 Reserves	Net	Gross	2021 Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$7	$1	$6	$—	$—	$—
Impaired commercial mortgage loans with no valuation reserves	—	—	—	—	—	—

Total	$7	$1	$6	$—	$—	$—

The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. There were no non-accrual commercial mortgage loans for 2022 or 2021.

C.	Debt Restructuring

Not applicable.

D.	Realized Investment Gains and Losses

Net realized investment gains and losses before taxes and interest maintenance reserve on bonds, common stock, real estate, commercial mortgage loans and other long term investments include impairments in the value of investments of $2 million in 2022 and $24 million in 2021.

In addition, realized investment gains before taxes and interest maintenance reserve, primarily from the sale of bonds, common stock and other long-term invested assets were $7 million in 2022 and $16 million in 2021.

E.	Loan-Backed Securities

(1)

Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

(2)	There were no loan-backed and structured securities with recognized other-than-temporary impairments as of December 31, 2022, and less than $1 million in 2021.

(3)

Loan-backed and structured securities with recognized other-than-temporary impairments, where the present value of cash flow expected to be collected is less than the amortized cost basis as of December 31, 2022 and 2021 were zero and less than $1 million, respectively.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4)	As of December 31, 2022, loan-backed and structured securities with a decline in fair value from amortized cost were as follows, including the length of time of such decline:

(in millions)	2022	2021
a. The aggregate amount of unrealized losses:
1. Less than 12 Months	$15	$—
2. 12 Months or Longer	$1	$—
b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 Months	$112	$4
2. 12 Months or Longer	$6	$3

(5)	Management reviews loan-backed and structured securities with a decline in fair value from cost for impairment based on criteria that include:

•	length of time and severity of decline;

•	financial and specific near-term prospects of the issuer;

•	changes in the regulatory, economic, or general market environment of the issuer’s industry or geographic region; and

•	the Company’s intent to sell or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost.

Based on this review, management believes the unrealized depreciation on loan-backed securities to be temporary and, therefore, has not impaired these amounts.

F.	Dollar Repurchase Agreements and/or Securities Lending Transactions

Repurchase agreements with banks and security dealers are subject to company authorization guidelines that require securities be issued by the U.S. Treasury or a U.S. Government Agency or Sponsored Enterprise. The Company has signed and executed a Master Repurchase Agreement with each dealer. All active dealers must be on an approved list that is monitored by a credit group. The Company had no pledged assets related to repurchase agreements as of December 31, 2022 and 2021.

G.	Repurchase Agreements Transactions Accounted for as Secured Borrowing

(1)

From time to time, the Company borrows funds through participation in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends debt securities and receives cash as collateral. The associated liability is recorded at the amount of cash received. There were no outstanding repurchase agreements as of the year ended December 31, 2022.

(2)	Types of Repo Trades Used

		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a.	Bilateral (YES/NO)	Yes	XXX	XXX	XXX
b.	Tri-Party (YES/NO)	No	XXX	XXX	XXX

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3)	Original (Flow) & Residual Maturity

(in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Open - No Maturity	—	—	—	—
2. Overnight	—	—	—	—
3. 2 Days to 1Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	$200	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—
b. Ending Balance
1. Open - No Maturity	—	—	—	—
2. Overnight	—	—	—	—
3. 2 Days to 1Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

(4)	There were no securities sold and/or acquired that resulted in default.

(5)	Securities “Sold” Under Repo - Secured Borrowing

(in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Book Adjusted Carrying Value (‘BACV’)	XXX	XXX	XXX	XXX
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3. Fair Value	$203	XXX	XXX	XXX
b. Ending Balance
1 BACV	XXX	XXX	XXX	XXX
2 Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3 Fair Value	XXX	XXX	XXX	XXX

(6)	Securities Sold Under Repo - Secured Borrowing by NAIC Designation

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(7)	Collateral Received - Secured Borrowing

(in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash	$200	XXX	XXX	XXX
2. Securities (FV)	XXX	XXX	XXX	XXX
b. Ending Balance
1 Cash	XXX	XXX	XXX	XXX
2 Securities (FV)	XXX	XXX	XXX	XXX

(8)	Cash and Non-Cash Collateral Received - Secured Borrowing by NAIC Designation

Not applicable.

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity:

Not applicable.

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable.

(11)	Liability to Return Collateral - Secured Borrowing (Total)

(in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash (Collateral - All)	$200	XXX	XXX	XXX
2. Securities Collateral (FV)	XXX	XXX	XXX	XXX
b. Ending Balance
1. Cash (Collateral - All)	XXX	XXX	XXX	XXX
2. Securities Collateral (FV)	XXX	XXX	XXX	XXX

H.	Real Estate

On November 30, 2022, the Company sold an office building located in Chattanooga, TN for a gain of $13 million. The gain is reported in net realized capital gains (losses) on the Company’s financial statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

I.	Restricted Assets

(1)	Restricted Assets (Including Pledged):

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
($ in millions)		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non- admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
d.	Subject to reverse repurchase agreements	—	—	—	—	—		—	—	—	0.00%	0.00%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.00%	0.00%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
i.	FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
j.	On deposit with states	9	—	—	—	9	15	(6)	—	9	0.05%	0.05%
k.	On deposit with other regulatory bodies	142	—	—	—	142	142	—	—	142	0.70%	0.71%
l.	Pledged collateral to FHLB (including assets backing funding agreements)		—	—	—	—	—	—	—	—	0.00%	0.00%
m	Pledged as collateral not captured in other categories		—	1	—	1	16	(15)	—	1	0.00%	0.00%
n.	Other restricted assets	1,324	—	—	—	1,324	1,359	(36)	—	1,324	6.52%	6.56%

o.	Total restricted assets (sum of a.	$1,475	$—	$1	$—	$1,476	$1,532	$(56)	$—	$1,476	7.27%	7.31%

(a) Subset of column 1	(b) Subset of column 3	(c) Column 5 divided by Asset Page, Column 1, Line 28	(d) Column 9 divided by Asset Page, Column 3, Line 28

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2)	Detail of Assets Pledged as Collateral Not Captured in Other Categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross (Admitted & Nonadmitted) Restricted								Percentage
	Current Year
($ in millions)	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral on deposit with Futures Brokers	$—	$—	$1	$—	$1	$16	$(15)	$1	—%	—%
Aggregate Derivative Collateral - swap collateral on deposit	$—	$—		$—	$—	$—	$—	$—	—%	—%

Total (c)	$—	$—	$1	$—	$1	$16	$(15)	$1	—%	—%

(a)	Subset of column 1
(b)	Subset of column 3
(c)	Total Line for Columns 1 through 7 should equal 5L(1)m Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)m Columns 9 through 11, respectively

(3)	Detail of Restricted Assets

	Gross (Admitted & Nonadmtted) Restricted								Percentage
	Current Year
($ in millions)	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account (S/A) Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Assets held for reinsurance trust	$1,324	$—	$—	$—	$1,324	1,359	$(36)	$1,324	6.52%	6.56%

Total (c)	$1,324	$—	$—	$—	$1,324	$1,359	$(36)	$1,324	6.52%	6.56%

(a)	Subset of column 1
(b)	Subset of column 3
(c)	Total Line for Columns 1 through 7 should equal 5L(1)n Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)n Columns 9 through 11, respectively

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4)	Collateral Received and Reflected as Assets within the Reporting Entity’s Financial Statements

General Account:

		1	2	3	4
($ in millions)		Book/Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
a.	Cash, Cash Equivalents and Short-Term Investments	$52	$52	0.462%	0.466%
b.	Schedule D, Part 1			—%	—%
c.	Schedule D, Part 2, Section 1			—%	—%
d.	Schedule D, Part 2, Section 2			—%	—%
e.	Schedule B			—%	—%
f.	Schedule A			—%	—%
g.	Schedule BA, Part 1			—%	—%
h.	Schedule DL, Part 1			—%	—%
i.	Other			—%	—%

j.	Total Collateral Assets	$52	$52	0.462%	0.466%

Separate Account

		1	2	3	4
($ in millions)		Book Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
k.	Cash, Cash Equivalents and Short-Term Investments	$9	$9	0.104%	0.104%
l.	Schedule D, Part 1			—%	—%
m.	Schedule D, Part 2, Section 1			—%	—%
n.	Schedule D, Part 2, Section 2			—%	—%
o.	Schedule B			—%	—%
p.	Schedule A			—%	—%
q.	Schedule BA, Part 1			—%	—%
r.	Schedule DL, Part 1			—%	—%
s.	Other			—%	—%

t.	Total Collateral Assets	$9	$9	0.104%	0.104%

*	column 1 divided by Asset Page, Line 26 Column 1
**	column 1 divided by Asset Page, Line 26 Column 3

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

		1	2
	($ in millions)	Amount	% of Liability to Total Liability
u.	Recognized Obligation to Return Collateral Asset (General Account)	$52	1.112%
v.	Recognized Obligation to Return Collateral Asset (Separate Account)	$9	0.105%

J. Prepayment Penalty and Acceleration Fees

	2022		2021		2020
($ in millions)	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
(1) Number of CUSIPs	8	104	21	78	13	79
(2) Aggregate amount of investment income	$—	$6	$4	$11	$2	$7

NOTE 5 – JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

A.	The Company has no investments in Joint Ventures, Partnerships or Limited Liability Companies that exceed 10% of its admitted assets as of December 31, 2022 or 2021.

B.	The Company did not recognize any impairment write-downs during 2022, 2021, or 2020.

NOTE 6 – INVESTMENT INCOME

A.	Due and accrued income is excluded from surplus on the following bases:

(1)	Bonds – If deemed collectible, investment income due and accrued exceeding 90 days past due is non-admitted.

(2)	Mortgage loans – If deemed collectible, investment income due and accrued exceeding 180 days past due is non-admitted.

B.	Amounts excluded for the years ended December 31, 2022, 2021, and 2020 were $0, $1 million, and $0, respectively.

NOTE 7 – DERIVATIVE INSTRUMENTS

A.	Derivatives under SSAP No. 86 - Derivatives

(1)

The Company’s strategy is to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivative financial instruments to reduce interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. The loss that the Company would incur if all dealers completely failed to perform under derivative contracts totals the fair values owed by dealers of $56 million and $21 million at December 31, 2022 and 2021, respectively. The Company has entered arrangements (Credit Support Annexes to ISDA Master Agreements) requiring the posting of collateral for credit risk management purposes with many of its over the counter (OTC) derivatives counterparties. This collateral backs OTC derivative transactions (primarily interest rate and foreign currency swaps hedging fixed income securities).The fair value of collateral posted by the Company at December 31, 2022 and 2021 was $0.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

In order to qualify for hedge accounting, a derivative must be designated as a hedge of a specific asset, liability, anticipated transaction, or a portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2022 and 2021, the Company’s derivative contracts were as follows:

(in millions)	Notional Amount		Book/Adjusted Carrying Value		Fair Value
Derivatives	2022	2021	2022	2021	2022	2021
Swaps	$317	$289	$27	$4	$56	$19
Options	$118	$118	$—	—	—	—
Total	$435	$407	$27	$4	$56	$19

(2)

The following table presents information about the nature and accounting treatment of the Company’s derivative financial instruments. Additional information on the Company’s accounting policy for derivative financial instruments can be found in Note 1 C(3) to these financial statements. Also, additional information relating to the fair values of these derivative financial instruments can be found in Note 16 to these financial statements.

(in millions)
Instrument	Notional Amount		Risk	Purpose	Cash Flows	Accounting Policy
	2022	2021
Foreign Currency Swaps	$ 317	$289	Foreign Currency Risk	To hedge the foreign exchange related changes in fair value of certain of the Company’s bonds. Currency swaps include Euros, British pounds and Australian dollars for periods of up to 29 years.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.	Using fair value hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in other invested assets or other liabilities, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.

Options	$ 118	$118	Interest Rate Risk	To hedge the possibility of policyholder cash surrender when underlying investment book values are greater than market values.	The Company pays periodic fees to third parties, and may receive or pay cash upon the policyholder’s surrender of the policy, based on book and market values of underlying investments at the time of surrender.	Effective July 1, 2021 Hedge accounting is not used for these options, which are reported at fair value in the Derivatives line on the Assets or Liabilities pages, with changes in fair value reported in unrealized gains and losses. These cash flows will be reported in cash from operations.

(3)

The Company’s accounting for the above derivatives follows SSAP No. 86 Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. Derivatives that use hedge accounting are part of highly effective hedge programs, and as such the accounting follows that of the respective hedged item.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4)	Derivative contracts with financing premiums – Not applicable.

(5)

The net unrealized gains or losses during the reporting periods representing the component of the derivative instrument’s gain or loss, if any, excluded from the assessment of hedge effectiveness. – None.

(6)	The net unrealized gains or losses during the reporting periods resulting from derivatives that no longer qualify for hedge accounting. – Not applicable.

(7)	Derivatives accounted for as cash flow hedges of a forecasted transaction. – Not applicable.

(8)

At December 31, 2022 and 2021, the fair value of the Company’s options hedging the possibility of policyholder cash surrender when underlying investment book values are greater than market values was not material. There are no financing premiums paid under the terms of these contracts. Annual fees paid to third parties on a quarterly basis are not material to the Company.

B. Derivatives under SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees

(1)	Hedged item/hedging instruments and hedging strategy – Not applicable.

(2)	Recognition of gains/losses and deferred assets and liabilities – Not applicable.

(3)	Hedging strategies identified as no longer highly effective – Not applicable.

(4)	Hedging strategies terminated – Not applicable.

NOTE 8 – INCOME TAXES

A. The components of the net deferred tax asset/(liability) at December 31 are as follows:

1.
(in millions)	12/31/2022			12/31/2021
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total
(a) Gross Deferred Tax Assets	$110	$20	$130	$144	$12	$156
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—

(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	110	20	130	144	12	156
(d) Deferred Tax Assets Nonadmitted	68	4	72	85	—	85

(e) Subtotal Net Admitted Deferred Tax Asset (1c – 1d )	42	16	58	59	12	71
(f) Deferred Tax Liabilities	30	13	43	24	16	40

(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$12	$3	$15	$35	$(4)	$31

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

1.
(in millions)	Change
	(7)	(8)	(9)
	(Col 1-4)	(Col 2-5)	(Col 7+8)
	Ordinary	Capital	Total
(a) Gross Deferred Tax Assets	$(34)	$8	$(26)
(b) Statutory Valuation Allowance Adjustments	—	—	—

(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	(34)	8	(26)
(d) Deferred Tax Assets Nonadmitted	(17)	4	(13)
(e) Subtotal Net Admitted Deferred Tax Asset (1c – 1d )	(17)	4	(13)
(f) Deferred Tax Liabilities	6	(3)	3
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$(23)	$7	$(16)

The realization of deferred tax assets (DTA) depends on the Company’s historical earnings and the generation of future taxable income during the periods in which the temporary differences are deductible. Management may consider the scheduled reversal of deferred tax liabilities (including impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making the assessment.

2.
(in millions)	12/31/2022			12/31/2021
	(1)	(2)	(3)	(4)	(5)	(6)
			(Col 1+2)			(Col 4+5)
Admission Calculation Components SSAP No. 101	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$3	$3	$—	$4	$4
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	12	—	12	27	—	27
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	12	—	12	27	—	27
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	982	—	—	953
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	30	13	43	32	8	40

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$42	$16	$58	$59	$12	$71

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

2.
(in millions)	Change
	(7)	(8)	(9)
	(Col 1-4)	(Col 2-5)	(Col 7+8)
Admission Calculation Components SSAP No. 101	Ordinary	Capital	Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$(1)	$(1)
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	(15)	—	(15)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	(15)	—	(15)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	29
(c) Adjusted Gross Deferred Tax Assets (Excluding The
Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	(2)	5	3

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(17)	$4	$(13)

3.
(in millions)	2022	2021
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.	469.78%	508.88%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above.	$6,545	$6,354

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

4.
(in millions)	12/31/2022		12/31/2021		Change
Impact of Tax Planning Strategies	(1)	(2)	(3)	(4)	(5)	(6)
					(Col 1-3)	(Col 2-4)
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
(a) Determination Of Adjusted Gross Deferred Tax Assets And Net Admitted Deferred Tax Assets, By Tax Character As A Percentage
1. Adjusted Gross DTAs	$110	$20	$144	$12	$(34)	$8
2. Percentage Of Adjusted Gross DTAs By
Tax Character Attributable To The Impact Of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3. Net Admitted Adjusted Gross DTAs	$42	$16	$59	$12	$(17)	$4
4. Percentage Of Net Admitted Adjusted Gross
DTAs By Tax Character Admitted Because Of The	0.00%	81.92%	8.55%	0.00%	-8.55%	81.92%
Impact Of Tax Planning Strategies
(b) Does the Company‘s tax–planning strategies include the use of reinsurance?	Yes_______	No___X____

B.	Regarding deferred tax liabilities that are not recognized:

All deferred tax liabilities have been properly recognized.

C.	Current income taxes incurred consist of the following major components:

(in millions)	(1)	(2)	(3)
	12/31/2022	12/31/2021	12/31/2020
1. Current Income Tax
(a) Federal	$(21)	$9	$7
(b) Foreign	(1)	—	—
(c) Subtotal (1a+1b)	(22)	9	7
(d) Federal income tax on net capital gains	9	—	66
(e) Utilization of capital loss carry-forwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	$(13)	$9	$73

(1c+1d+1e+1f)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change
2. Deferred Tax Assets:
(a) Ordinary
(1) Discounting of unpaid losses	$32	$52	$(20)
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	—	—	—
(4) Investments	—	—	—
(5) Deferred acquisition costs	49	50	(1)
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	14	13	1
(8) Compensation and benefits accrual	—	13	(13)
(9) Pension accrual	—	—	—
(10) Receivables – nonadmitted	—	—	—
(11) Net operating loss carry-forward	—	—	—
(12) Tax credit carry-forward	—	1	(1)
(13) Other
Other - nonadmitted assets	9	8	1
Other	6	7	(1)

(99) Subtotal (sum of 2a1 through 2a13)	110	144	(34)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	68	85	(17)

(d) Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$42	$59	$(17)
(e) Capital:
(1) Investments	$20	$12	$8
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—

(99) Subtotal (2e1+2e2+2e3+2e4)	$20	$12	$8
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	4	—	4

(h) Admitted capital deferred tax assets (2e99 – 2f – 2g)	16	12	4
(i) Admitted deferred tax assets (2d + 2h)	$58	$71	$(13)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change
3. Deferred Tax Liabilities:
(a) Ordinary
(1) Investments	$30	$24	$6
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	—	—	—
(4) Policyholder reserves	—	—	—
(5) Other	—	—	—

(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	$30	$24	$6
(b) Capital:
(1) Investments	$13	$16	$(3)
(2) Real estate	—	—	—
(3) Other	—	—	—

(99) Subtotal (3b1+3b2+3b3)	$13	$16	$(3)
(c) Deferred tax liabilities (3a99 + 3b99)	43	40	3

4. Net deferred tax assets/liabilities (2i – 3c)	$15	$31	$(16)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement).

(in millions)	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change
Total deferred tax assets	$130	$156	$(26)
Total deferred tax liabilities	43	40	3

Net deferred tax asset (liabilities)	$87	$116	$(29)
Statutory valuation allowance adjustment (SVA)	—	—	—

Net deferred tax asset/ (liabilities) after SVA	$87	$116	$(29)

Tax effect of unrealized gains/(losses)			(4)
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—

Change in net deferred income tax [(charge)/benefit]			$(33)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1) 12/31/2021	(2) 12/31/2020	(3) (Col 1-2) Change
Total deferred tax assets	$156	$164	$(8)
Total deferred tax liabilities	40	35	5

Net deferred tax asset (liabilities)	$116	$129	$(13)
Statutory valuation allowance adjustment (SVA)	—	—	—

Net deferred tax asset/ (liabilities) after SVA	$116	$129	$(13)

Tax effect of unrealized gains/(losses)			5
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—

Change in net deferred income tax [(charge)/benefit]			$(8)

D. Reconciliation of total statutory income taxes reported to tax at statutory rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses. The significant items causing this difference are as follows:

(in millions)	December 31, 2022	Effective Tax Rate	December 31, 2021	Effective Tax Rate	December 31, 2020	Effective Tax Rate
Provision computed at statutory rate	$575	21.00%	$552	21.00%	$398	21.00%
Investment items	(1)	(0.05)%	(2)	(0.08)%	(1)	(0.07)%
Change in non-admitted assets	—	—%	3	0.12%	—	—%
Affiliate Distribution	(546)	(19.93)%	(525)	(19.96)%	(368)	(19.40)%
PPACA Fee	—	—%	—	—%	1	0.03%
IMR	(6)	(0.20)%	(5)	(0.20)%	21	1.11%
Deferred Gain	(3)	(0.12)%	(3)	(0.13)%	(3)	(0.18)%
Foreign	—	—%	(1)	(0.04)%	—	0.02%
Other, net	$1	0.04%	$(2)	(0.05)%	$(7)	(0.34)%

Total	$20	0.74%	$17	0.66%	$41	2.17%

Federal income taxes incurred	(13)	(0.48)%	9	0.35%	73	3.85%
Change in net deferred income taxes	33	1.22%	8	0.31%	(32)	(1.68)%

Total statutory income taxes	$20	0.74%	$17	0.66%	$41	2.17%

E. Carryforwards, recoverable taxes, and Internal Revenue Service (IRS) Code Sec. 6603 deposits:

1.	At December 31, 2022 and 2021, the Company has utilized all of its net operating or capital loss carry forwards.

2.	Life insurance companies are not able to carryback net operating losses. Capital income taxes available for recoupment in the event of future losses include:

(in millions)
2022	$7
2021	$2
2020	$51

3.	Deposits under IRS Code Section 6603 – Not applicable

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

F. Consolidated Federal Income Tax Returns

1. The Company Federal Income Tax return is consolidated with Cigna, and the following subsidiaries of Cigna:

Accredo Health Group, Inc.	Cigna Healthcare of Connecticut Inc	Express Scripts Pharmaceutical Procurement, LLC

Accredo Health, Inc.	Cigna Healthcare of Florida Inc	Express Scripts Pharmacy, Inc.

AHG of New York, Inc.	Cigna Healthcare of Georgia Inc	Express Scripts Sales Operations, Inc.

Allegiance Benefit Plan Management Inc	Cigna Healthcare of Illinois Inc	Express Scripts Senior Care Holdings, Inc.

Allegiance Cobra Services Inc	Cigna Healthcare of Indiana Inc	Express Scripts Senior Care, Inc.

Allegiance Life & Health Insurance Co	Cigna Healthcare of Maine Inc	Express Scripts Services Company, Inc.

Allegiance Re Inc	Cigna Healthcare of Massachusetts Inc	Express Scripts Specialty Distribution Services, Inc.

American Retirement Life Insurance Company	Cigna Healthcare of New Hampshire Inc	Express Scripts Strategic Development, Inc.

Arizona Healthplan Inc	Cigna Healthcare of New Jersey Inc	Express Scripts Utilization Management, Inc.

Benefit Management Corp	Cigna Healthcare of North Carolina Inc	Express Scripts, Inc.

BioPartners in Care, Inc.	Cigna Healthcare of Pennsylvania Inc	Former Cigna Investments Inc

Bravo Health Mid-Atlantic, Inc.	Cigna Healthcare of South Carolina	Freco, Inc.

Bravo Health Pennsylvania, Inc.	Cigna Healthcare of St Louis Inc	GreatWest Healthcare of Illinois Inc

Breakthrough Behavioral, Inc.	Cigna Healthcare of Tennessee Inc	Hazard Center Investment Co LLC

Breakthrough Behavioral of Texas, Inc.	Cigna Healthcare of Texas Inc	Healthbridge Reimbursement & Product Support, Inc.

Brighter, Inc.	Cigna Healthcare of Utah Inc	Healthbridge, Inc.

Care Continuum, Inc.	Cigna Holding Company	Healthsource Benefits Inc

CareAllies, Inc.	Cigna Holdings Inc	Healthsource Inc

CG Individual Tax Benefit Payments Inc	Cigna Holdings Overseas Inc	Healthsource Properties Inc

CG Life Pension Benefit Payments Inc	Cigna Insurance Company	Healthspring Life & Health Insurance Company

CG LINA Pension Benefit Payments Inc	Cigna Integrated Care Inc	Healthspring of Florida, Inc.

Chiro Alliance Corporation	Cigna Intellectual Property Inc	Healthspring, Inc.

Cigna Arbor Life Insurance Company	Cigna International Corporation	IHN Inc.

Cigna Benefit Technology Solutions, Inc.	Cigna International Finance Inc	Intermountain Underwriters Inc

Cigna Benefits Financing, Inc.	Cigna International Services Inc	Kronos Optimal Health Company

Cigna Dental Health Inc	Cigna Investment Group Inc	Loyal American Life Insurance Company

Cigna Dental Health of California Inc	Cigna Investments Inc	Lynnfield Compounding Center, Inc.

Cigna Dental Health of Colorado Inc	Cigna Linden Holdings Inc	Lynnfield Drug, Inc.

Cigna Dental Health of Delaware Inc	Cigna Managed Care Benefits Company	MAH Pharmacy, LLC

Cigna Dental Health of Florida Inc	Cigna National Health Insurance Company	Managed Care Consultants Inc

Cigna Dental Health of Illinois Inc	Cigna Poplar Holdings Inc	Matrix Healthcare Services, Inc.

Cigna Dental Health of Kansas Inc	Cigna RE Corporation	MCC Independent Practice Assoc of New York Inc

Cigna Dental Health of Kentucky Inc	Cigna Resource Manager Inc	MDLive, Inc.

Cigna Dental Health of Maryland Inc	Cigna Worldwide Insurance Company	Medco Containment Insurance Company of New York

Cigna Dental Health of Missouri Inc	Connecticut General Benefit Payments Inc.	Medco Containment Life Insurance Company

Cigna Dental Health of New Jersey Inc	Connecticut General Corporation	Medco Health Information Network Partners, Inc.

Cigna Dental Health of North Carolina Inc	Connecticut General Life Insurance Company	Medco Health Puerto Rico, LLC

Cigna Dental Health of Ohio Inc	Curascript, Inc.	Medco Health Services, Inc.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Cigna Dental Health of Pennsylvania Inc	Diversified NY IPA, Inc.	Medco Health Solutions, Inc.

Cigna Dental Health of Texas Inc	Diversified Pharmaceutical Services, Inc.	Mediversal Inc

Cigna Dental Health of Virginia Inc	ESI GP Holdings, Inc.	Medsolutions Holdings, Inc.

Cigna Dental Healthplan of Arizona Inc	ESI Mail Order Processing, Inc.	MSI Health Organization of Texas

Cigna Direct Marketing Company Inc.	ESI Mail Pharmacy Service, Inc.	Olympic Health Management Services Inc

Cigna Federal Benefits Inc	ESSCH Holdings, Inc.	Olympic Health Management Systems Inc

Cigna Global Holdings Inc	Evernorth Behavioral Health of California, Inc.	Patient Provider Alliance, Inc.

Cigna Global Insurance Company Limited	Evernorth Behavioral Health of Texas, Inc.	Priority Healthcare Corporation

Cigna Global Reinsurance Company LTD	Evernorth Behavioral Health, Inc.	Priority Healthcare Distribution, Inc.

Cigna Health and Life Insurance Company	Evernorth Care Solutions, Inc.	Provident American Life and Health Insurance Company

Cigna Health Corporation	Evernorth Enterprise Services, Inc.	Sagamore Health Network Inc

Cigna Health Management Inc	Evernorth Health, Inc.	Spectracare Health Care Ventures, Inc.

Cigna Healthcare Benefits Inc	Evernorth Sales Operations, Inc.	SpectraCare, Inc.

Cigna Healthcare Holdings Inc	Evernorth Strategic Development, Inc.	Sterling Life Insurance Company

Cigna Healthcare Inc	eviCore 1, LLC	Tel-Drug Inc

Cigna Healthcare Mid-Atlantic Inc	Express Reinsurance Company	Universal Claims Administration

Cigna Healthcare of Arizona Inc	Express Scripts Administrators, LLC	Verity Solutions Group, Inc.

Cigna Healthcare of California Inc	Express Scripts Canada Holding Company

Express Scripts Health Information Network

Cigna Healthcare of Colorado Inc	Partners, Inc.

2.

The Company is party to Cigna’s Consolidated Federal Income Tax Agreement (the Tax Agreement). The Tax Agreement sets forth the method of allocation of Cigna’s federal income taxes to its wholly-owned domestic subsidiaries, including the Company. The Tax Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provisions, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.

G. Federal or Foreign Income Tax Loss Contingencies

1.

The statute of limitations for Cigna’s consolidated federal income tax returns through 2016 have closed. However, Cigna filed amended returns for both the 2015 and 2016 tax years, which are under review by the IRS. Additionally, the IRS is currently examining Cigna’s returns for 2017 through 2018. No material impacts are anticipated for the Company.

2.

In management’s opinion, the Company has adequate tax liabilities to address potential exposures involving tax positions the Company has taken that may be challenged by the IRS upon audit. These liabilities could be revised in the near term if estimates of the Company’s ultimate liability change as a result of new developments or a change in circumstances. No material contingent tax liability is included in the Company’s current federal income tax payable. The Company does not expect a significant increase in federal or foreign contingent tax liability within the next twelve months.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

3.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was signed into law. The Act includes a new Federal alternative minimum tax (AMT), effective January 1, 2023, that is based on the adjusted financial statement income (AFSI) set forth on the applicable financial statement (AFS) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion. For a group of related entities, the $1 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The Company, and the controlled group of corporations of which the reporting entity is a member, has determined that they do not expect to be liable for AMT in 2023.

Based upon information available as of December 31, 2022, the controlled group of corporations of which the Company is a member, expects to qualify as an applicable corporation.

H. Repatriation Transition Tax (RTT) – Not applicable

I. Alternative Minimum Tax (AMT) Credit – Not applicable

NOTE 9 – INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND OTHER RELATED PARTIES

A.	The Company is indirectly owned by Cigna.

B.

On November 14, 2022, the Company received a non-cash dividend of $1 billion from its subsidiary, Cigna Health and Life Insurance Company (CHLIC), in the form of an affiliate note due from Express Scripts Strategic Development, Inc. to Cigna Management Company LLC, a subsidiary of CHLIC. Subsequently, the Company paid a non-cash dividend of $1 billion in the form of the same affiliate note to its parent, CGC.

Except for those insurance transactions reported under Part E of this footnote, insurance contracts that were issued by the Company in the ordinary course of its business are not reported in this footnote.

C.	Transactions with Related Parties not reported on Schedule Y

Not applicable.

D.

Please refer to receivables from, and payables to, parent, subsidiaries and affiliates on the Company’s financial statements. Cash settlements are processed according to the terms of the agreement, generally within 30 days of the balance sheet date.

E.

The Company and certain related parties have entered into service contracts and cost-sharing arrangements, including an Expense Sharing Agreement in which the parties share expenses for certain shared services. These arrangements include providing or being provided with management, computers, claims processing, data processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. Cigna allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for which it performs certain administrative services.

The following arrangements are between the Company and its affiliates which are either owned or controlled by Cigna.

(1)

The Company was provided certain medical utilization review services by Cigna Health Management, Inc. (CHM), for which the Company paid less than $1 million in 2022, 2021, and 2020. CHM is a direct wholly-owned subsidiary of CGC.

(2)

The Company has contracted with Cigna Investments, Inc. (CII) for investment advisory services. The Company paid CII $8 million in 2022 and 2021, and $5 million in 2020 for these services. CII is an indirect subsidiary of Cigna.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3)

The Company has an arrangement with its affiliate Cigna Health Corporation (CHC) and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company.

(4)

The Company is a party to a Management Services Agreement whereby the Company provides billing and other administrative services to various healthplan affiliates on behalf of CHC and is paid for these services by CHC pursuant to the Expense Sharing Agreement.

(5)

Cigna allocates operating expenses incurred at the corporate level to its subsidiaries, with the exception of a limited number of expenses retained at the corporate level, such as expenses relating to the servicing of debt. The Company’s share of the allocated operating expenses was approximately $4 million in 2022, 2021, and 2020. These allocations were based on work effort studies and other appropriate methods, while certain direct expenses such as outside legal fees were directly charged to the Company.

(6)

The Company contracts with Evernorth Behavioral Health, Inc. (EBH), to provide mental health and substance abuse and disease management services to participants covered by the Company’s insured and self-insured plans. These services include establishing and maintaining a panel of participating providers, utilization management, quality management and claims payment services, as well as lifestyle management programs. Through an Administrative Services Agreement, EBH also administers behavioral benefits to the Company’s fully insured and self-insured clients. Effective July 1, 2022, Evernorth Care Solutions, Inc. (ECS) was added as a party to the agreements with the same rights and obligations as EBH and certain other changes were made to the agreements via amendments approved by the Department. EBH and ECS are indirect subsidiaries of Cigna.

(7)

Under an administrative services agreement with CHLIC, both the Company and CHLIC provide various services to each other as needed. CHLIC paid the Company $6 million in 2022, $13 million in 2021, and $7 million in 2020 for services provided by the Company. The Company paid CHLIC $91 million in 2022, $55 million in 2021, and $49 million in 2020 for services provided by CHLIC.

(8)

The Company is party to a Master Agreement with CHLIC for the transfer and assumption of certain insurance policies from the Company to CHLIC. Under this agreement, the Company intends to transfer, from time to time, certain insurance policies to CHLIC. CHLIC will assume the direct obligation of performance under such insurance policies.

(9)

The Company, CII, and certain related parties, are parties to an investment pooling agreement, which provides for participation in a pool of short-term investments to facilitate effective cash management.

(10)

The Company and CHLIC are parties to an Assignment and Consent Agreement whereby various agreements held by the Company in 2011 were assigned to CHLIC. The agreements relate to the administration of self-funded and insured benefit plans sponsored by employers, unions, associations, trustees of multiple employer trusts and other entities. Included are agreements providing network and claims processing services to self-funded employer groups for a fee. Also included are performance guarantee and premium stabilization reserve agreements under which there are no fees directly associated with this arrangement.

(11)	For information regarding the Company’s Federal Income Tax Sharing Agreement, please refer to Note 7, Section F(2).

(12)

The Company acts as a lender in a line of credit agreement with Cigna under which the maximum amount that may be loaned is $600 million. Cigna borrowed from this line of credit with the Company during 2022 reaching as high as $250 million, and as high as $50 million in 2021. As of December 31, 2022 and 2021, there was no outstanding receivable from Cigna.

(13)

The Company is party to Cigna’s Consolidated State Tax Sharing Agreement (the State TSA). The State TSA sets forth the method of allocation of Cigna’s state taxes for state or local returns filed on a consolidated, combined or unitary basis to its wholly-owned domestic subsidiaries, including the Company.

F.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or related party that result in a material contingent exposure of the Company’s or any related party’s assets or liabilities.

G.

The Company is a direct, wholly-owned subsidiary of CGC, which is a direct, wholly-owned subsidiary of Cigna Holdings, Inc., which is a direct, wholly-owned subsidiary of Cigna Holding Company, which is a direct, wholly-owned subsidiary of Cigna.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

H.	The Company does not own shares in its parent company or an upstream intermediate entity.

I.

The Company owns a 100% interest in CHLIC, whose carrying value exceeds 10% of the admitted assets of the Company. The statement values of CHLIC’s assets and liabilities as of December 31, 2022, respectively, were $14.3 billion and $8.5 billion. For the Year Ended December 31, 2022, CHLIC reported net income of $2.7 billion. As of December 31, 2021, CHLIC’s assets and liabilities , respectively, were $13.5 billion and $7.8 billion. For the Year Ended December 31, 2021, CHLIC reported net income of $2.1 billion.

J.	Subsidiary, controlled and affiliated entities disclosure of impairment write-down:

The Company did not recognize any impairment write-down for its investment in Subsidiary, Controlled or Affiliated (SCA) entities during 2022, 2021, and 2020.

K.	Investment in foreign insurance subsidiary – Not applicable.

L.

In accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, the Company utilized the look-through approach to value the following downstream noninsurance holding company and has limited the value of the investment to the amounts included in the audited financial statements of the investments owned by the company. All liabilities, commitments, contingencies, guarantees or obligations of the downstream noninsurance holding company that are required to be recorded as liabilities have been reflected in the Company’s determination of carrying value. Refer to Note 12(A) for further discussion on commitments.

(in millions)	December 31, 2022	December 31, 2021
Downstream Noninsurance Holding Company Name	Book/Adjusted Carrying Value	Book/Adjusted Carrying Value
CARING, LLC	$2	$3

Total	$2	$3

M.	All SCA Investments

The Company does not have any investments in SCA entities under SSAP No. 97 with a classification of 8a, 8b (ii), 8b (iii) or 8b (iv).

N.	Investment in Insurance SCAs

The Company does not have an investment in an insurance SCA for which the audited statutory equity reflects a departure from the NAIC statutory accounting practices and procedures.

O.	SCA and SSAP No. 48 Entity Loss Tracking

The SCA losses for the Company were not material for the year ended December 31, 2022, 2021, and 2020.

NOTE 10 – DEBT

The Company had no capital notes outstanding at December 31, 2022, 2021, and 2020.

On February 19, 2010, the Company had a line of credit agreement with an affiliate company, Cigna Holdings, Inc., in the amount of $600 million. Effective January 31, 2013, this new Line of Credit Agreement & Promissory Note was amended to temporarily increase the amount the Company can borrow up to $2.2 billion. Effective February 1, 2014, the amount the Company can borrow against this Line of Credit and Promissory Note agreement was reduced to $600 million. As of December 31, 2022 and 2021, the Company had no outstanding borrowings against the line of credit. In 2022, the Company borrowed against the line of credit with an average yearly rate of 1.93%. Interest incurred for the twelve months ended December 31, 2022 was not material. The interest rate on amounts borrowed in 2021 was an average yearly rate of 0.20%. Interest incurred for the twelve months ended December 31, 2021 was not material. As of December 31, 2020, the Company had outstanding borrowings against the line of credit of $25 million. The interest rate on amounts borrowed in 2020 was an average yearly rate of 0.98%, and the interest incurred was not material.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 11 – RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

Consolidated/Holding Company Plans

The Company provides certain deferred compensation and postretirement benefits through plans sponsored by Cigna. The Company also participates in a capital accumulation 401(k) plan sponsored by Cigna in that employee contributions on a before-tax basis are supplemented by the Company’s matching contributions. The Company has no legal obligation for benefits under these plans. Cigna allocates amounts to the Company based on salary ratios and member months. The Company’s share of net expense for such benefits, included within general administrative expenses, was $1 million for 2022, $3 million for 2021, and $4 million for 2020.

Cigna froze its primary domestic defined benefit pension plans effective July 1, 2009. As a result, pension expense is no longer allocated to the Company.

NOTE 12 – CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

A.	The Company has 5,978,322 shares authorized, issued, and outstanding as of December 31, 2022 and 2021 with a par value of $5 per share. There are no other classes of capital stock.

B.	The Company has no preferred stock outstanding.

C.

Dividends on Company stock are paid as declared by its Board of Directors. The Company’s dividends are noncumulative. The State of Connecticut insurance laws require prior approval for payment of an extraordinary dividend which is defined as one whose fair market value, together with any other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of the prior year’s surplus or net income from the prior year. Net income is defined as income after taxes but prior to realized capital gains or (losses).

The maximum dividend that may be made without prior approval in 2023 is $2.7 billion. Any dividends paid in the twelve months preceding a proposed dividend are considered in determining whether a dividend is extraordinary. The maximum dividend that could have been made without prior approval in 2022 and 2021 were $2.6 billion and $1.9 billion, respectively.

The Company paid $2.7 billion, $2.6 billion and $1.9 billion noncumulative, common dividends during the years ended December 31, 2022, 2021, and 2020, respectively. Prior approval from the Insurance Commissioner was obtained for extraordinary dividends.

(in millions)		Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2022		$475	2/1/2022	Extraordinary
2nd Quarter 2022		500	5/11/2022	Ordinary
3rd Quarter 2022		350	8/17/2022	Ordinary
4th Quarter 2022		1,345	11/14/2022	Extraordinary

	Total	$2,670

(in millions)		Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2021		$625	1/29/2021	Extraordinary
2nd Quarter 2021		650	5/10/2021	Extraordinary
3rd Quarter 2021		700	8/16/2021	Extraordinary
4th Quarter 2021		575	11/10/2021	Extraordinary

	Total	$2,550

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)		Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2020		$407	1/28/2020	Ordinary
2nd Quarter 2020		441	5/7/2020	Ordinary
3rd Quarter 2020		446	8/4/2020	Ordinary
4th Quarter 2020		580	11/10/2020	Extraordinary

	Total	$1,874

E.	Within the limitations of (C) above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to shareholders.

F.	There were no restrictions placed on the Company’s surplus, including for whom the surplus is being held.

G.	There have been no advances to surplus.

H.	The Company does not hold any stock for special purposes.

I.	The Company has not had changes in the balances of any special surplus funds from the prior period.

J.	The portion of unassigned surplus funds represented or reduced by each item below for the years ended December 31, 2022, 2021, and 2020 is as follows:

(in millions)	December 31, 2022	December 31, 2021	December 31, 2020
Non-admitted asset values	$114	$172	$163
Cumulative unrealized gains (losses)	$4,051	$3,976	$4,235
Asset valuation reserves	$104	$107	$107
Reinsurance in unauthorized companies	$—	$1	$2

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 13 – LIABILITIES, CONTINGENCIES AND ASSESSMENTS

A.	Contingent Commitments

(in millions)
Nature and circumstance of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company guarantees that separate account assets will be sufficient to pay certain life insurance or retiree benefits. For the majority of these benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers fail to do so, the Company or an affiliate of Prudential Retirement Insurance and Annuity, the buyer of the retirement benefits business, has the right to redirect the management of the related assets to provide for benefit payments.	-	Increase in Aggregate Reserve for Life and Accident and Health Contracts	$382	As of December 31, 2022, employers maintained assets that exceeded the benefit obligations under these arrangements of approximately $420 million. An additional liability is established if management believes that the Company will be required to make payments under the guarantees; there were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2022.

(in millions)
Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees.	$382
Current Liability Recognized in F/S:
1. Noncontingent Liabilities	$—
2. Contingent Liabilities	$—
Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in SCA	$—
2. Joint Venture	$—
3. Dividends to Stockholders (capital contribution)	$—
4. Expense	$—
5. Other	$382
6. Total	$382

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

As of December 31, 2022, the Company had commitments to:

•	Purchase $49 million of bonds, all of which bear interest at a fixed market rate. The Company expects to disburse all of the committed amounts during 2023.

•	Extend credit under commercial mortgage loan agreements for $1 million, all of which were at a fixed market rate of interest. The Company expects to disburse 100% of the committed amounts during 2023.

•

Contribute $33 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to disburse approximately 11% of the committed amounts during 2023.

•

Contribute $9 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse approximately 3% of the committed amounts during 2023.

B.	Assessments

The Company operates in a regulatory environment that may require its participation in assessments under state insurance guaranty association laws. The Company’s exposure to assessments for certain obligations of insolvent insurance companies to policyholders and claimants is based on its share of business written in the relevant jurisdictions.

There were no material charges or credits resulting from existing or new guaranty fund assessments for the years ended December 31, 2022, 2021, and 2020.

C.	All Other Contingencies

Litigation and Other Legal Matters

The Cigna Group and its subsidiaries including the Company are routinely involved in numerous claims, lawsuits, regulatory inquiries and audits, government investigations, including under the federal False Claims Act and state false claims acts initiated by a government investigating body or by a qui tam relator’s filing of a complaint under court seal, and other legal matters arising, for the most part, in the ordinary course of managing a health services business. Additionally, The Cigna Group has received and is cooperating with subpoenas or similar processes from various governmental agencies requesting information, all arising in the normal course of its business. Disputed tax matters arising from audits by the Internal Revenue Service or other state and foreign jurisdictions, including those resulting in litigation, are accounted for under the NAIC’s accounting guidance for tax loss contingencies.

As of December 31, 2022 there were no pending litigation and legal or regulatory matters determined to have a reasonably possible material loss on the Company.

Regulatory Matters

None.

NOTE 14 – LEASES

A.	Lessee Leasing Arrangements

(1)	Rental expenses for operating leases, principally for office space, amounted to $7 million in 2022, $11 million in 2021, and $26 million in 2020.

(2)

At December 31, 2022, the aggregate future minimum rental payments under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows: $8 million in 2023, $5 million in 2024, $1 million in 2025, and none thereafter.

(3)	The Company is not involved in any material sale-leaseback transactions.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B.	Lessor Leases

The Company is not the lessor in any material operating or leveraged lease transactions.

NOTE 15 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

A.	ASO Plans

Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ended December 31:

	2022
		Uninsured Portion
	ASO Uninsured	of Partially
(in millions)	Plans	Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(5)	$1	$(4)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—

Net gain or (loss) from operations	$(5)	$1	$(4)

Total claim payment volume	$2	$—	$2

	2021
		Uninsured Portion
	ASO Uninsured	of Partially
(in millions)	Plans	Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(3)	$—	$(3)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—

Net gain or (loss) from operations	$(3)	$—	$(3)

Total claim payment volume	$—	$—	$—

	2020
		Uninsured Portion
	ASO Uninsured	of Partially
(in millions)	Plans	Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(9)	$—	$(9)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—

Net gain or (loss) from operations	$(9)	$—	$(9)

Total claim payment volume	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B.	ASC Plans

Information with regard to the profitability of Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the years ending December 31:

2022
Uninsured Portion
	ASC Uninsured	of Partially
(in millions)	Plans	Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	—	—	—

Net gain or (loss) from operations	$—	$—	$—

2021
Uninsured Portion
	ASC Uninsured	of Partially
(in millions)	Plans	Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	(4)	—	(4)

Net gain or (loss) from operations	$(4)	$—	$(4)

2020
Uninsured Portion
	ASC Uninsured	of Partially
(in millions)	Plans	Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	—	—	—

Net gain or (loss) from operations	$—	$—	$—

C.	Medicare or Similarly Structured Cost Based Reimbursement Contract

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 16 - DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

Name and Address of Managing
General Agent or Third Party	Total Direct Premium Written/
Administration	Produced By (in millions)
2022
Various	$16
2021
Various	$16
2020
Various	$19

NOTE 17 - FAIR VALUE MEASUREMENTS

A.	Fair Value Measurements

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. The Company’s financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1

Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets. Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities.

Level 2

Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant. Level 2 assets include most private and corporate debt, federal agency and municipal bonds, non-government mortgage backed securities, unaffiliated common stocks, preferred stocks, short term investments, cash equivalents, contract loans and other derivative assets. Separate account Level 2 assets primarily include actively-traded institutional and retail mutual fund investments in separate accounts priced using the daily NAV which is the exit price, and corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates. Separate account Level 2 assets also include certain investments that are valued using NAV as a practical expedient because a readily determinable fair value does not exist.

Level 3

Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date. Level 3 assets primarily include mortgage loans and certain newly issued, privately-placed, complex or illiquid securities that are valued using significant unobservable inputs.

SSAP 100 allows the use of net asset value (NAV) as a practical expedient to fair value for investments in investment companies where there is no readily determinable fair value. As a result of this guidance, $757 million of separate account investments have additional tabular disclosures further describing these investments as of December 31, 2022. As of December 31, 2021, $842 million of separate account investments have additional tabular disclosures further describing these investments.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

1.	Fair Value Measurements at Reporting Date

The Company carries certain financial instruments at fair value in the financial statements including unaffiliated common stocks and perpetual preferred stocks and bonds and redeemable preferred stocks valued at the lower of cost or fair value when reported at fair value at the balance sheet date and the assets of certain separate accounts.

The following tables provide information about the Company’s financial assets carried at fair value as of December 31, 2022 and 2021. Fair values and changes in fair values of separate account assets accrue directly to the policyholders and are not included in the Company’s revenues, expenses or surplus.

December 31, 2022
(in millions)				Net Asset
Financial Assets at Fair Value	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	Total
Bonds	—	—	1	—	1
Preferred Stock	—	—	1	—	1
Common stock	—	—	5	—	5
Separate account assets (1)	414	5,867	203	757	7,241

Total assets at fair value	414	5,867	210	757	7,248

(1)	Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

December 31, 2021
(in millions)				Net Asset
Financial Assets at Fair Value	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	Total
Common stock	—	—	6	—	6
Separate account assets (1)	1,358	5,968	334	842	8,502

Total assets at fair value	1,358	5,968	340	842	8,508

(1)	Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

2.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables summarize the changes in financial instruments classified in Level 3 for the years ended December 31, 2022 and 2021. Gains and losses reported in these tables may include net changes in fair value that are attributable to both observable and unobservable inputs.

For the Year Ended December 31, 2022
				Total gains	Total gains
	Beginning	Transfers	Transfers	(losses)	and (losses)					Ending
(in millions)	Balance	into Level	out of	included in	included in					Balance
Level 3 Financial Instrument	1/1/2022	3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2022
Bonds and Common Stock (1)	6	3	—	1	—	1	—	(4)	—	7
Separate account assets (2)	334	51	(89)	89	(30)	2	—	(143)	(11)	203

Total Level 3 assets at fair value	340	54	(89)	90	(30)	3	—	(147)	(11)	210

(1)	Bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date were losses of (-$541,993).
(2)

Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For the Year Ended December 31, 2021
				Total gains	Total gains
	Beginning	Transfers	Transfers	(losses)	and (losses)					Ending
(in millions)	Balance	into Level	out of	included in	included in					Balance
Level 3 Financial Instrument	1/1/2021	3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2021
Bonds and Common Stock (1)	8	—	—	2	—	—	—	(4)	—	6
Separate account assets (2)	355	64	(95)	1	(12)	79	—	(34)	(24)	334

Total Level 3 assets at fair value	363	64	(95)	3	(12)	79	—	(38)	(24)	340

(1)	There were no bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date.
(2)

Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

Changes in the value of bonds and common stock included in net income are reflected in net investment income and realized capital gains (losses), and unrealized gains (losses) are included in surplus. Policyholder gains include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in net income of the Company.

3.	Level 3 Transfers

Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category. Gains and losses in net income and surplus only reflect activity for the period the instrument was classified in Level 3. Transfers into or out of the Level 3 category occur when there is a change in the measurement basis in the period for lower-rated bonds valued at the lower of cost or fair value. Transfers into or out of Level 3 may also occur when observable inputs, such as the Company’s best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2022 and 2021, separate account Level 3 transfers were a result of observable inputs becoming more or less significant to the fair value measurements.

4.	Valuation Techniques and Inputs

The Company estimates fair values using prices from third parties or internal pricing methods. Fair value estimates received from third- party pricing services are based on reported trade activity and quoted market prices when available, and other market information that a market participant may use to estimate fair value. The internal pricing methods are performed by the Company’s investment professionals, and generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality, as well as other qualitative factors.

The Company is responsible for determining fair value, as well as the appropriate level within the fair value hierarchy, based on the significance of unobservable inputs. The Company reviews methodologies, processes and controls of third-party pricing services and compares prices on a test basis to those obtained from other external pricing sources or internal estimates. The Company performs ongoing analyses of both prices received from third-party pricing services and those developed internally to determine that they represent appropriate estimates of fair value. The controls executed by the Company include evaluating changes in prices and monitoring for potentially stale valuations. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates. The minimal exceptions identified during these processes indicate that adjustments to prices are infrequent and do not significantly impact valuations. An annual due-diligence review of the most significant pricing service is conducted to review its processes, methodologies, and controls. This review includes a walk-through of inputs for a sample of securities held across various asset types to validate the documented pricing process.

Level 2 - Because many bonds, preferred and unaffiliated common stocks do not trade daily, third-party pricing services and internal methods often use recent trades of securities with similar features and characteristics. When recent trades are not available, pricing models are used to determine these prices. These models calculate fair values by discounting future cash flows at estimated market interest rates. Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events. For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating. For investments in investment companies where a readily determinable fair value does not exist, NAV is used as a practical expedient to fair value and classified in Level 2, according to updates to SSAP 100 effective January 1, 2018.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Level 3 - In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment that becomes significant with increasingly complex instruments or pricing models.

Fair values of mortgage and other asset-backed securities, corporate and government fixed maturities are primarily determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics. For mortgage and other asset-backed securities, inputs and assumptions for pricing may also include collateral attributes and prepayment speeds. Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research in its evaluation, as well as the issuer’s financial statements.

B.	Other Fair Value Disclosures

The Company provides additional fair value information in Notes 1, 4, 6 and 27.

C.	Aggregate Fair Value of All Financial Instruments

The following tables provide the fair value, carrying value, and classification in the fair value hierarchy of the Company’s financial instruments as of December 31, 2022 and 2021.

December 31, 2022
(in millions)							Not
						Net Asset	Practicable
	Aggregate	Admitted				Value	(Carrying
Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Bonds	2,927	3,132	30	2,826	71	—	—
Preferred Stock	1	1	—	—	1	—	—
Common stock	5	5	—	—	5	—	—
Commercial mortgage loans	320	348	—	—	320	—	—
Cash, cash equivalents, and short-term investments	68	68	5	63	—	—	—
Contract loans	1,217	1,217	—	1,217	—	—	—
Derivatives	56	27	—	56	—	—	—
Other invested assets - surplus debentures	81	99	—	81	—	—	—
Separate accounts (1)	8,885	9,000	414	7,227	487	757	—
Liability - Derivatives	—	—	—	—	—	—	—

(1)	Separate accounts are primarily comprised of bonds and common stock.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021
(in millions)							Not
						Net Asset	Practicable
	Aggregate	Admitted				Value	(Carrying
Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Bonds	3,890	3,145	34	3,642	214	—	—
Preferred Stock	1	1	—	—	1	—	—
Common stock	6	6	—	—	6	—	—
Commercial mortgage loans	309	304	—	—	309	—	—
Cash, cash equivalent and short-term investments	127	127	8	119	—	—	—
Contract loans	1,245	1,245	—	1,245	—	—	—
Derivatives	21	8	—	21	—	—	—
Other invested assets - surplus debentures	124	99	—	124	—	—	—
Separate accounts (1)	10,333	10,252	1,358	7,471	662	842	—
Liability - Derivatives	2	4	—	2	—	—	—

(1)	Separate accounts are primarily comprised of bonds and common stock.

The fair values presented in the tables above have been estimated using market information when available. The following valuation methodologies and significant assumptions are used by the Company to determine fair value for each instrument.

Bonds, preferred stock and unaffiliated common stock

The Company estimates fair values of bonds, preferred and unaffiliated common stock using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See detailed discussion above for significant inputs and assumptions used to value bonds, preferred stock and unaffiliated common stock.

Commercial mortgage loans

The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company’s assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Cash, cash equivalents and short-term investments

Short-term investments, cash equivalents, and cash are carried at cost which approximates fair value. Short-term investments and cash equivalents are classified in Level 2 and cash is classified in Level 1.

Contract Loans

Contract loans are carried at unpaid principal balances plus accumulated interest which is estimated to equal the fair value. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Interest rates are reset annually based on an index.

Derivatives

Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.

Fair values of off-balance-sheet financial instruments were not material as of December 31, 2022 and December 31, 2021.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Other Invested Assets

The estimated fair value of other invested assets is determined using the bonds, preferred stock and unaffiliated common stock methodology described above. Other invested assets not considered to be financial instruments are excluded from this disclosure, including investments carried on the equity method.

D.	Disclosures about Financial Instruments Not Practicable to Estimate Fair Value – None

E.	Investments Measured Using the NAV Practical Expedient

Pursuant to SSAP 100, investments in investment companies with no readily-determinable fair value can be measured using the practical expedient of NAV. The table below provides additional information about these investments.

Investments Using the Practical Expedient of NAV
(in millions)	Fair Value		Unfunded Commitments		Redemption Frequency	Redemption
Asset	12/31/2022	12/31/2021	12/31/2022	12/31/2021	(if currently eligible)	Notice Period
Securities Partnerships	$451	$513	$249	$275	Not applicable	Not applicable
Real Estate Funds	$302	$325	$—	$—	Quarterly	30-90 days
Hedge Funds	$4	$4	$—	$—	Up to annually, varying by fund	30-90 days

Total	$757	$842	$249	$275

NOTE 18 – OTHER ITEMS

Other Disclosures and Unusual Items

Reinsurance of Guaranteed Minimum Death Benefits (GMDB) and Guaranteed Minimum Income Benefits (GMIB) Business

Effective February 4, 2013, the Company entered into an agreement with Berkshire Hathaway Life Insurance Company of Nebraska (Berkshire) to reinsure the GMDB and GMIB businesses. The reinsurance arrangement is subject to an overall limit, of which $3.1 billion remains. In April 2013, Berkshire set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $1.0 billion. At December 31, 2021, the market value of the assets in the trust was $1.3 billion.

Assumed Reinsurance of Settlement Annuity Business

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of Life Insurance Company of North America (LINA). In connection with this agreement, the Company set up a trust with LINA as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $1.1 billion. At December 31, 2021, the market value of the assets in the trust was $1.5 billion.

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of New York Life Group Insurance Company of New York (NYLGI). In connection with this agreement, the Company set up a trust with NYLGI as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $130 million. At December 31, 2021, the market value of the assets in the trust was $194 million.

Reinsurance of Group Universal Life and Retained Assets Business

Effective December 31, 2020 the Company entered into an agreement to reinsure its Group Universal Life and Retained Assets businesses to LINA. In connection with this agreement, LINA set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2022 was $438 million. At December 31, 2021, the market value of the assets in the trust was $520 million.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Retained Asset Accounts

To support the sale of LINA to NY Life, effective December 30, 2020, a Retained Assets reinsurance agreement between the Company and LINA was executed. The agreement cedes 100% of the Company’s interests in the RAA business to LINA, an unaffiliated party effective December 31, 2020. The agreement was approved by CT and PA Departments of Insurance.

Retained Asset Accounts are classified as liabilities for deposit-type contracts. These accounts represent the Company’s method for settling certain life, disability and accidental death and dismemberment claims where the claimant does not specify or request payment in alternate form, or where another form of payment is directed by applicable law. The insurance proceeds are retained in the Company’s general account and credited to a beneficiary’s free interest-bearing account with draft privileges that can be liquidated at any time. The account balance and earned interest are fully guaranteed by the Company. The interest crediting rate is updated weekly and pegged to the Bank Rate Monitor Index, which reflects the average annual effective yield on money markets offered by one hundred large banks and thrifts in the United States. Interest is compounded daily and is credited to accountholders on a monthly basis. The weighted average effective interest rate credited to account holders in 2022 was 0.12%, ranging from 0.07% to 0.25%. Account holders are charged fees only for special services (stop payment requests, checks denied due to insufficient funds, copies of drafts or statements) and are not charged per-draft fees, maintenance charges or withdrawal penalties.

	In Force
($ in millions)	December 31, 2022		December 31, 2021
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	1	—
49 to 60 Months	1	—	2	—
Over 60 Months	1,599	45	1,911	54

Total	1,600	$45	1,914	$54

	December 31, 2022
	Individual	Individual		Group Balance/
($ in millions)	Number	Balance/Amount	Group Number	Amount
At the Beginning of the Year	252	$15	1,662	$39
Issued/Added During the Year	—	—	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	64	3	250	6

At the End of the Year	188	$12	1,412	$33

	December 31, 2021
	Individual	Individual		Group Balance/
($ in millions)	Number	Balance/Amount	Group Number	Amount
At the Beginning of the Year	425	$24	2,215	$45
Issued/Added During the Year	—	—	2	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	173	8	555	7

At the End of the Year	252	$15	1,662	$39

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Dividends Received

The Company received $2.6 billion of dividends from its subsidiary entity, CHLIC, during the period ending December 31, 2022. In 2021 and 2020, the Company received $2.5 billion and $1.8 billion of dividends from CHLIC, respectively. The dividends received are included in net investment income and amortization of interest maintenance reserve in the Statutory Statement of Income and Changes in Capital and Surplus.

NOTE 19 – Reinsurance

The Company enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct or assumed losses. Reinsurance is also used in acquisition and disposition transactions when the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability. The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.

The Company did not have any balances considered uncollectible or written-off for the years ended December 31, 2022 and 2021.

In the Company’s income statements, premiums and fees were net of ceded and assumed premiums, in the following amounts:

(in millions)	2022	2021	2020
Premiums and Fees
Direct	$384	$425	$608
Assumed	18	20	19
Ceded	(259)	(303)	(311)

Total	$143	$142	$316

The Company has reported in its operations in the current year as a result of commutation of reinsurance with the companies listed below, amounts that are reflected as:

(in millions)
(1)	Claims incurred	$2
(2)	Claims adjustment expenses incurred	$—
(3)	Premiums earned	$—
(4)	Other	$3
(5)

	Company	Amount
	Enstar US Inc.	$1

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

In 2022, the Company’s certified reinsurers whose rating was downgraded or their status subject to revocation were as follows:

($ in millions)
Name of Certified Reinsurer	Relationship to Reporting Entity	Date of Action	Collateral Percentage Requirement		Net Obligation Subject to Collateral	Collateral Required (but not Received)
			Before	After
SCOR SE	Cigna ceded part of the VADBE business to SCOR SE	11/17/2022	100%	100%	$19	$—
Lincoln National Life Insurance Company	Lincoln assumed 100% from CGLIC	11/3/2022	none	none	$—	$—

The Company does not have any reinsurance agreements subject to A-791 as of December 31, 2022.

NOTE 20 – RETROSPECTIVELY RATED CONTRACTS & CONTRACTS SUBJECT TO REDETERMINATION

A.

The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company’s underwriting rules and experience rating practices.

B.	The Company records accrued retrospective premium as an adjustment to earned premium.

C.

The amount of net premiums written by the Company that were subject to retrospective rating features were $6 million, $10 million, and $17 million as of December 31, 2022, 2021, and 2020, respectively. This represented 4%, 7%, and 5% of the total net premiums written for 2022, 2021, and 2020, respectively. No other net premiums written by the Company were subject to retrospective rating features.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

D.	Medical loss ratio rebates required pursuant to the Public Health Service Act were as follows:

	Individual	Small Group Employer	Large Group Employer	Other Categories with Rebates (a)	Total
(in millions)
PriorReportingYear - December 31, 2020
Medical loss ratio rebates incurred	$—	$—	$—	$—	$—
Medical loss ratio rebates paid	3	—	—	—	3
Medical loss ratio rebates unpaid	1	—	—	—	1
Plus reinsurance assumed amounts	—	—	—	—	—
Less reinsurance ceded amounts	—	—	—	—	—

Rebates unpaid net of reinsurance	$1	$—	$—	$—	$1

Prior Reporting Year - December 31, 2021
Medical loss ratio rebates incurred	$—	$—	$—	$—	$—
Medical loss ratio rebates paid	1	—	—	—	1
Medical loss ratio rebates unpaid	—	—	—	—	—
Plus reinsurance assumed amounts	—	—	—	—	—
Less reinsurance ceded amounts	—	—	—	—	—

Rebates unpaid net of reinsurance	$—	$—	$—	$—	$—

Current Reporting Year - December 31, 2022
Medical loss ratio rebates incurred	$—	$—	$—	$—	$—
Medical loss ratio rebates paid	—	—	—	—	—
Medical loss ratio rebates unpaid	—	—	—	—	—
Plus reinsurance assumed amounts	—	—	—	—	—
Less reinsurance ceded amounts	—	—	—	—	—

Rebates unpaid net of reinsurance	$—	$—	$—	$—	$—

(a)	“Other Categories with Rebates” includes Student Health Plans, Mini-Med Plans and Expatriate plans.

E.	Risk-Sharing Provisions of the Affordable Care Act (ACA)

(1) - (5) Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 21 – HEALTH CARE RECEIVABLES

A.	Pharmaceutical Rebate Receivables

Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(in millions)
Actual Rebates
	Estimated Pharmacy	Pharmacy Rebates as	Actual Rebates	Actual Rebates	Received More Than
Quarter	Rebates as Reported on	Billed or Otherwise	Received Within 90	Received Within 91	180 Days
Ended	Financial Statements	Confirmed	Days of Billing	to 180 Days of Billing	After Billing
12/31/2022	$—	$—	$—	$—	$—
9/30/2022	$—	$—	$—	$—	$—
6/30/2022	$—	$—	$—	$—	$—
3/31/2022	$—	$—	$—	$—	$—
12/31/2021	$—	$—	$—	$—	$—
9/30/2021	$—	$—	$—	$—	$—
6/30/2021	$—	$—	$—	$—	$—
3/31/2021	$—	$—	$—	$—	$—
12/31/2020	$1	$1	$1	$—	$—
9/30/2020	$2	$1	$1	$—	$—
6/30/2020	$2	$1	$1	$—	$—
3/31/2020	$2	$1	$1	$—	$—

NOTE 22 – PARTICIPATING POLICIES

Premiums under participating policies were approximately $14 million in 2022, and $11 million in 2021 and 2020. These premiums represented 10.0%, 7.4%, and 3.5% of total individual, group and accident and health premiums earned in 2022, 2021, and 2020, respectively. The Company accounts for its policyholder dividends in accordance with SSAP No. 51, Life Contracts. The Company paid $12 million in dividends to policyholders in 2022, $10 million in 2021, and $11 million in 2020. The Company did not allocate any additional income to such policyholders.

NOTE 23 – PREMIUM DEFICIENCY RESERVES

The Company had liabilities for premium deficiency reserves of $35 million as of December 31, 2022 and $38 million as of December 31, 2021. The most recent evaluation of this liability was December 31, 2022. On accident and health contracts, the Company considered anticipated investment income when calculating the premium deficiency reserves.

NOTE 24 – RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

(1)

The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

(2)

The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

Ordinary policies issued substandard are valued using either a multiple of the standard mortality rates or an addition to the standard mortality rates for flat extras.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For Structured Settlement Annuity contracts issued to annuitants with health impairments, valuation of reserves complies with Actuarial Guideline IX-A in the use of substandard mortality.

(3)

As of December 31, 2022 and 2021, the Company had approximately $1 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance were approximately $1.5 billion as of December 31, 2022 and 2021.

(4)	Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost were generally determined by formula as described in the instructions and in part using the basic data.

(5)	Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

(6)	The nature of other reserve changes – Not applicable.

NOTE 25 – ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies as of December 31, were as follows:

(in millions)	2022
		Separate Account	Separate Account
	General Account	with Guarantees	Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$40	$4	$—	$44	3%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	96	96	5%
d. Total with market value adjustment or at fair value (total of a through c)	40	4	96	140	8%
e. At book value without adjustment (minimal or no charge or adjustment)	8	—	3	11	1%
(2) Not subject to discretionary withdrawal	1,522	—	4	1,526	91%

(3) Total (gross: direct + assumed)	1,570	4	103	1,677	100%
(4) Reinsurance ceded	74	4	—	78

(5) Total (net) (3) – (4)	$1,496	$—	$103	$1,599

(6) Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

		Separate Account	Separate Account
	General Account	with Guarantees	Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	17	17	2%

d. Total with market value adjustment or at fair value (total of a through c)	—	—	17	17	2%
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—%
(2) Not subject to discretionary withdrawal	444	382	1	827	98%

(3) Total (gross: direct + assumed)	444	382	18	844	100%
(4) Reinsurance ceded	444	—	—	444

(5) Total (net) (3) – (4)	$—	$382	$18	$400

(6) Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

		Separate Account	Separate Account
	General Account	with Guarantees	Nonguaranteed	Total	% of Total
C. DEPOSIT-TYPE CONTRACTS
(no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$144	$—	$—	$144	3%
b. At book value less current surrender charge of 5% or more	19	—	—	19	1%
c. At fair value	—	—	4,037	4,037	94%

d. Total with market value adjustment or at fair value (total of a through c)	163	—	4,037	4,200	98%
e. At book value without adjustment (minimal or no charge or adjustment)	80	—	—	80	2%
(2) Not subject to discretionary withdrawal	7	—	—	7	—%

(3) Total (gross: direct + assumed)	250	—	4,037	4,287	100%
(4) Reinsurance ceded	249	—	—	249

(5) Total (net) (3) – (4)	$1	$—	$4,037	$4,038

(6) Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2021
		Separate Account	Separate Account
	General Account	with Guarantees	Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$44	$5	$—	$49	3%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	134	134	7%

d. Total with market value adjustment or at fair value (total of a through c)	44	5	134	183	10%
e. At book value without adjustment (minimal or no charge or adjustment)	7	—	4	11	1%
(2) Not subject to discretionary withdrawal	1,556	—	6	1,562	89%

(3) Total (gross: direct + assumed)	1,607	5	144	1,756	100%
(4) Reinsurance ceded	80	5	—	85

(5) Total (net) (3) – (4)	$1,527	$—	$144	$1,671

(6) Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

		Separate Account	Separate Account
	General Account	with Guarantees	Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	44	44	5%

d. Total with market value adjustment or at fair value (total of a through c)	—	—	44	44	5%
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—%
(2) Not subject to discretionary withdrawal	487	396	1	884	95%

(3) Total (gross: direct + assumed)	487	396	45	928	100%
(4) Reinsurance ceded	487	—	1	488

(5) Total (net) (3) – (4)	$—	$396	$44	$440

(6) Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

		Separate Account	Separate Account
	General Account	with Guarantees	Nonguaranteed	Total	% of Total
C. DEPOSIT-TYPE CONTRACTS
(no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$160	$—	$—	$160	3%
b. At book value less current surrender charge of 5% or more	20	—	—	20	1%
c. At fair value	—	—	4,476	4,476	94%

d. Total with market value adjustment or at fair value (total of a through c)	180	—	4,476	4,656	98%
e. At book value without adjustment (minimal or no charge or adjustment)	91	—	—	91	2%
(2) Not subject to discretionary withdrawal	7	—	—	7	—%

(3) Total (gross: direct + assumed)	277	—	4,476	4,754	100%
(4) Reinsurance ceded	275	—	—	275

(5) Total (net) (3) – (4)	$2	$—	$4,476	$4,478

(6) Amount included in C(1)b above that will move to C(1)e in the year after the will move to C(1)e in the year after the statement	$—	$—	$—	$—

NOTE 26 – ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products, were as follows:

			2022
		(in millions)	Account Value	Cash Value	Reserve
A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$1	$1
		b. Universal Life	2,433	2,424	3,310
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	1,890	1,918
		h. Variable Life	—	—	—
		i. Variable Universal Life	17	17	17
		j. Miscellaneous Reserves	—	—	—
			2,450	4,332	5,246

	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	36
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	52
		e. Miscellaneous Reserves	XXX	XXX	1,126

	(3)	Total (gross: direct + assumed)	2,450	4,332	6,460
	(4)	Reinsurance Ceded	1,565	1,948	3,998

	(5)	Total (net) (3) - (4)	$885	$2,384	$2,462

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	Account Value	Cash Value	Reserve
B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	1,667	1,667	1,667
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	2,359	2,439	2,359
j. Miscellaneous Reserves	—	—	—

	4,026	4,106	4,026
(2) Not subject to discretionary withdrawal provision
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	4,026	4,106	4,026
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$4,026	$4,106	$4,026

C.	Separate Account Nonguaranteed

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	2021
(in millions)	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$—	$6	$6
b. Universal Life	2,511	2,502	3,439
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	1,942	1,959
h. Variable Life	—	—	—
i. Variable Universal Life	17	17	17
j. Miscellaneous Reserves	—	—	—

	2,528	4,467	5,421
(2) Not subject to discretionary withdrawal provision
a. Term Policies without Cash Value	XXX	XXX	36
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	59
e. Miscellaneous Reserves	XXX	XXX	1,455

(3) Total (gross: direct + assumed)	2,528	4,467	6,971
(4) Reinsurance Ceded	1,630	2,043	4,466

(5) Total (net) (3) - (4)	$898	$2,424	$2,505

	Account Value	Cash Value	Reserve
B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$—	—	—
b. Universal Life	1,671	1,671	1,671
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	2,859	2,860	2,859
j. Miscellaneous Reserves	—	—	—

	4,530	4,531	4,530
(2) Not subject to discretionary withdrawal provision
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	4,530	4,531	4,530
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	$4,530	4,531	4,530

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

C.	Separate Account Nonguaranteed

Not applicable.

NOTE 27 – PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

(in millions)	2022		2021		2020
		Net of		Net of		Net of
Type	Gross	Loading	Gross	Loading	Gross	Loading
Ordinary Renewal	$—	$—	$—	$—	$—	$—
Group Life	2	2	(24)	(24)	6	6

Totals	$2	$2	$(24)	$(24)	$6	$6

NOTE 28 – SEPARATE ACCOUNTS

A.	Separate Account Activity

(1)	Separate account assets held by the Company represent funds for the following:

•	variable universal and universal life contracts primarily supporting corporate owned life insurance products;

•	deposit type contracts primarily held for pension benefits;

•	survivor income benefits, and;

•	reinsured variable annuity and life contracts.

The assets of these accounts are generally carried at market value, with the exception of universal life contracts that carry the vast majority of investments at amortized cost.

(2)	These accounts are maintained independently and all assets are legally insulated from the general account of the Company.

(in millions)	Legally Insulated Assets
Product/Transaction	2022	2021
Variable Universal Life and Universal Life	$4,274	$4,902
Deposit Type Contracts	4,044	4,477
Survivor Income Benefits	549	668
Reinsured Variable Annuities and Variable Life	133	205
Total	$9,000	$10,252

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(3)	Products within the separate account that contain guarantees supported by the Company’s general account for investment losses are described below.

For universal life products, the Company guarantees to replace non-performing assets as needed in the event of default and guarantees that upon surrender, the policyholder cash surrender value will be at least equal to a guaranteed accumulation account value.

There are limited variable universal life products that guarantee a minimum credited interest rate, excluding credit losses.

Under survivor income policies, the Company guarantees that separate account assets will be sufficient to pay benefits through a series of fixed income payments provided to a beneficiary. The sponsoring employer has the primary responsibility to ensure that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five (5) years:

a.	2022	$17	million

b.	2021	$17	million

c.	2020	$16	million

d.	2019	$16	million

e.	2018	$16	million

For the years ended December 31, 2022, 2021, 2020, 2019 and 2018, no cash payment has been required from the Company’s general account to fund these separate account guarantees.

(4)

As of December 31, 2022 and December 31, 2021, none of the Company’s separate accounts were engaged in securities lending. The Company’s policies and procedures follow applicable statutory guidance, including segregated presentation of reinvested collateral and payable for collateral received whenever the company becomes engaged in securities lending.

(5)

For the years ended December 31, 2022, 2021, and 2020, the amount of fees and expenses due by the separate account to the general account was zero. During 2022, 2021, and 2020, the separate account remitted $7 million each year to the general account for Other Fees and Expenses. No amounts relating to seed money or additional required surplus were due to the general account as of December 31, 2022, 2021, and 2020, nor remitted to the general account during that three-year period.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B. General Nature and Characteristics of Separate Accounts Business

Information regarding the separate accounts of the Company at December 31 was as follows:

(in millions)	2022
	Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1) Premiums, considerations, or deposits for the year ended December 31, 2022	$—	$—	$27	$3,789	$3,816
(2) Reserves at December 31, 2022
For accounts with assets at:
a. Fair value	$—	$126	$382	$6,390	$6,898
b. Amortized cost	—	1,667	—	—	1,667

c. Total reserves	$—	$1,793	$382	$6,390	$8,565

(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	126	—	6,383	6,509
4. At book value without market value adjustment and with current surrender charge of less than 5%	—	1,667	—	3	1,670

5. Subtotal	$—	$1,793	$—	$6,386	$8,179

b. Not subject to discretionary withdrawal	—	—	382	4	386

c. Total	$—	$1,793	$382	$6,390	$8,565

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2022.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2021
		Nonindexed	Nonindexed	Nonguaranteed
		guarantee less	guarantee more	Separate
	Indexed	than/equal to 4%	than 4%	Accounts	Total
(1) Premiums, considerations or deposits for the year ended December 31, 2021	$—	$—	$28	$2,692	$2,720
(2) Reserves at December 31, 2021
For accounts with assets at:
a. Fair value	$—	$140	$396	$7,383	$7,919
b. Amortized cost	—	1,671	—	—	1,671

c. Total reserves	$—	$1,811	$396	$7,383	$9,590

(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	140	—	7,373	7,513
4. At book value without market value adjustment and with current surrender charge of less than 5%	—	1,671	—	4	1,675

5. Subtotal	$—	$1,811	$—	$7,377	$9,188

b. Not subject to discretionary withdrawal	—	—	396	6	402

c. Total	$—	$1,811	$396	$7,383	$9,590

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2021.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)	2020
		Nonindexed	Nonindexed	Nonguaranteed
		guarantee less	guarantee more	Separate
	Indexed	than/equal to 4%	than 4%	Accounts	Total
(1) Premiums, considerations or deposits for the year ended December 31, 2021	$—	$—	$37	$1,237	$1,274
(2) Reserves at December 31, 2021
For accounts with assets at:
a. Fair value	$—	$140	$405	$7,042	$7,587
b. Amortized cost	—	1,665	—	—	1,665

c. Total reserves	$—	$1,805	$405	$7,042	$9,252

(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	140	—	7,033	7,173
4. At book value without market value adjustment and with current surrender charge of less than 5%	—	1,665	—	4	1,669

5. Subtotal	$—	$1,805	$—	$7,037	$8,842

b. Not subject to discretionary withdrawal	—	—	405	5	410

c. Total	$—	$1,805	$405	$7,042	$9,252

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2020.

C.	Reconciliation of Net Transfers To or (From) Separate Accounts

(in millions)	2022	2021	2020
(1) Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
a. Transfers to Separate Accounts	$28	$30	$58
b. Transfers from Separate Accounts	111	122	99

c. Net transfers to or (from) Separate Accounts	(83)	(92)	(40)
(2) Reconciling Adjustments:
a. Separate Account Reserve reinsured with PRIAC	—	—	—
b. Other non-separate account expenses	4	6	5

(3) Transfers as reported in the Statutory Statements of Income and Changes in Capital and Surplus:	$(79)	$(86)	$(35)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 29 - LOSS/CLAIM ADJUSTMENT EXPENSES

The table below reconciles the Company’s accident & health unpaid claims liabilities between December 31, 2022 and December 31, 2021, as follows:

(in millions)	2022	2021
Liability at beginning of year	$6	$16
Incurred expenses for insured or covered events, current year	9	10
Incurred expenses (income) for insured or covered events, prior years	5	—

Total provision	14	10
Payments for insured or covered events, current year	8	9
Payments for insured or covered events, prior years	3	11

Total payments	11	20

Liability at end of year	$9	$6

As a result of actual claims paid during the year, incurred claims attributable to insured events of prior years were unfavorable to reserve levels by $5 million in 2022, compared to less than a million favorable in 2021. Liability for claims incurred in prior periods is periodically evaluated and adjusted, reflecting recent claim activity. Positive/(Negative) adjustments to the prior year incurred claim levels reflects higher/(lower) than expected claim development compared to the original estimate.

The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the years presented.

NOTE 30 – CONCENTRATION OF RISK

For the year ended December 31, 2022, the Company had one customer from which it earned 28% of net revenues, excluding net investment income. In 2021 and 2020, respectively, this customer accounted for 34% and 20% of the Company’s net revenues, excluding net investment income. For the years ended December 31, 2022, 2021, and 2020, the following states had concentrations of 10% or greater of the Company’s total premium:

Concentrations
2022		2021		2020
Texas	20%	Texas	20%	Florida	20%
				Texas	21%

NOTE 31 – STATE DEPOSITS

Minimum Surplus

Effective July 1, 2014, the state of Connecticut requires a company to submit a plan of corrective action when a company’s total adjusted capital falls below 300% of authorized control level Risk Based Capital and fails a negative trend test. The Company exceeded the minimum capital requirements of $4,557 million, $4,193 million, and $3,686 million as of December 31, 2022, 2021, and 2020, respectively.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

To comply with regulatory requirements, deposits of $1,475 million and $1,517 million as of December 31, 2022 and 2021, respectively, have been placed with the following Departments of Insurance and are included in bonds in the accompanying Statutory Balance Sheets.

(in millions)
	Deposits
State	2022	2021
California	1	7
Connecticut	1	2
South Carolina	5	5
Puerto Rico	1	—
Canada	142	142
Aggregate Alien and Other	1,324	1,359
Remaining States	1	2

Total	$1,475	$1,517

NOTE 32 – SUBSEQUENT EVENTS

Other than discussed below, the Company is not aware of any Type 1 or Type 2 events that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of the Company. In preparing these financial statements the Company has evaluated events that occurred between the balance sheet date and April 26, 2023.

On February 2, 2023, the Company paid an extraordinary dividend of $250 million to CGC.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

ADDITIONAL STATUTORY INFORMATION

FOR THE YEAR ENDED December 31, 2022

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2022

Supplemental Schedule 1 – Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

(in millions)
Investment Income Earned
Government bonds	$12
Bonds Exempt from U.S. tax	—
Other bonds (unaffiliated)	145
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stock of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	2,600
Mortgage loans	11
Real estate	38
Premium notes, policy loans and liens	58
Cash, Cash Equivalents and Short-term Investments	—
Derivative instruments	4
Other invested assets	36
Aggregate write-ins for investment income	1

Gross investment income	$2,905

Real Estate Owned - book Value less Encumbrances	$217
Mortgage Loans - Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages and all other	348

Total mortgage loans	$348

Mortgage Loans by Standing - Book Value:
Good standing	$348
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Assets - Statement Value	$246
Policy Loans	$1,217
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—
Preferred stocks	$—
Common stocks	$5,792

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2022

Supplemental Schedule 1 – Selected Financial Data

(in millions)
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity - Statement Value
Due within one year or less	$113
Over 1 year through 5 years	504
Over 5 years through 10 years	591
Over 10 years through 20 years	632
Over 20 years	1,292
No Maturity Date	—

Total by maturity	$3,132

Bonds by Class - Statement Value
Class 1	$1,326
Class 2	1,708
Class 3	66
Class 4	27
Class 5	—
Class 6	5

Total by class	$3,132

Total Bonds Publicly Traded	$1,594
Total Bonds Privately Placed	$1,538
Preferred Stocks - Statement Value	$1
Common Stocks - Market Value	$5,797
Short-Term Investments - Book Value	$—
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$27
Futures Contracts Open - Current Value (Notional)	$—
Cash on Deposit	$5
Life Insurance in Force:
Industrial	$—
Ordinary	$14,055
Credit Life	$—
Group Life	$27,298
Amount of Accidental Death Insurance in Force under Ordinary Policies	$12
Life Insurance Policies with Disability Provision in Force:
Industrial	$—
Ordinary	$37
Credit Life	$—
Group Life	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2022

Supplemental Schedule 1 – Selected Financial Data

(in millions)
Supplementary Contracts in Force:
Ordinary - Not involving life contingencies
Amount on deposit	$—
Income payable	$—
Ordinary - Involving life contingencies
Income payable	$—
Group - Not involving life contingencies
Amount on deposit	$—
Income payable	$—
Group - Involving life contingencies
Income payable	$48
Annuities - Ordinary
Immediate - Amount of income payable	$146
Deferred - Fully paid - account balance	$—
Deferred - Not fully paid - account balance	$—
Annuities - Group
Amount of income payable	$—
Fully paid - account balance	$—
Not fully paid - account balance	$—
Accident and Health Insurance - Premiums in Force
Group	$9
Credit	$—
Other	$3
Deposit Funds and Dividend Accumulations:
Deposits funds - account balance	$1
Dividend accumulations - account balance	$—
Claim Payments
Group Accident and Health - Year Ended December 31 2022	$1
2021	$4
2020	$4
2019	$9
2018	$6
Prior	$(2)
Other Accident and Health 2022	$7
2021	$7
2020	$118
2019	$146
2018	$150
Prior	$10
Other Coverages that Use Developmental Methods to Calculate Claims Reserves 2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

ANNUAL STATEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	31,956,289	0.289	31,956,290	0	31,956,290	0.289
1.02 All other governments	120,682,268	1.090	120,682,268	0	120,682,268	1.090
1.03 U.S. states, territories and possessions, etc. guaranteed	0	0.000	0	0	0	0.000
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	0	0.000	0	0	0	0.000
1.05 U.S. special revenue and special assessment obligations, etc. non- guaranteed	152,658,966	1.378	152,658,967	0	152,658,967	1.378
1.06 Industrial and miscellaneous	2,827,034,129	25.525	2,827,034,133	0	2,827,034,133	25.528
1.07 Hybrid securities	0	0.000	0	0	0	0.000
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	3,132,331,652	28.281	3,132,331,658	0	3,132,331,658	28.284
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	643,075	0.006	643,075	0	643,075	0.006
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	643,075	0.006	643,075	0	643,075	0.006
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	4,661,708	0.042	4,661,708	0	4,661,708	0.042
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	5,792,297,777	52.297	5,792,297,777	0	5,792,297,777	52.303
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	5,796,959,485	52.340	5,796,959,485	0	5,796,959,485	52.346
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	0	0.000	0	0	0	0.000
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	348,473,231	3.146	348,473,231	0	348,473,231	3.147
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	348,473,231	3.146	348,473,231	0	348,473,231	3.147
5. Real estate (Schedule A):
5.01 Properties occupied by company	215,457,241	1.945	215,457,241	0	215,457,241	1.946
5.02 Properties held for production of income	1,427,412	0.013	1,427,412	0	1,427,412	0.013
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	216,884,653	1.958	216,884,653	0	216,884,653	1.958
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	4,805,294	0.043	4,805,296	0	4,805,296	0.043
6.02 Cash equivalents (Schedule E, Part 2)	63,395,918	0.572	63,395,917	0	63,395,917	0.572
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	68,201,212	0.616	68,201,214	0	68,201,214	0.616
7. Contract loans	1,216,979,658	10.988	1,216,979,658	0	1,216,979,658	10.989
8. Derivatives (Schedule DB)	27,130,541	0.245	27,130,541	0	27,130,541	0.245
9. Other invested assets (Schedule BA)	247,392,772	2.234	246,243,198	0	246,243,198	2.224
10. Receivables for securities	20,673,566	0.187	20,564,287	0	20,564,287	0.186
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000
13. Total invested assets	11,075,669,844	100.000	11,074,410,999	0	11,074,410,999	100.000

SI01

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022

(To Be Filed by April 1)

Of The CONNECTICUT GENERAL LIFE INSURANCE COMPANY
ADDRESS (City, State and Zip Code) Bloomfield , CT 06002
NAIC Group Code 0901 NAIC Company Code 62308 Federal Employer’s Identification Number (FEIN) 06-0303370

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $ 11,177,631,625

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CIGNA HEALTH AND LIFE INS CO	Affiliated Commo Stock	$5,792,297,777	51.8%
2.02	RFCSP STRIP PRINCIPAL	Bond	$78,441,810	0.7%
2.03	CATERPILLAR INC	Bond	$47,971,433	0.4%
2.04	BRUSSELS AIRPORT NV/SA	Bond	$43,178,670	0.4%
2.05	AUGUSTA FUNDING	Bond	$43,032,532	0.4%
2.06	TENN VALLEY AUTHORITY	Bond	$37,336,269	0.3%
2.07	KFW	Bond	$35,323,424	0.3%
2.08	CONSOLIDATED EDISON CO O	Bond	$32,913,782	0.3%
2.09	NSW PORTS FINANCE CO PTY LTD	Bond	$31,612,800	0.3%
2.10	ORANGE & ROCKLAND UTILIT	Bond	$31,169,078	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1 2		Preferred Stocks	3	4
3.01	NAIC 1	$1,325,610,87011.9%	3.07	NAIC 1	$0	0.0%
3.02	NAIC 2	$1,708,499,08315.3%	3.08	NAIC 2	$0	0.0%
3.03	NAIC 3	$66,530,9110.6%	3.09	NAIC 3	$0	0.0%
3.04	NAIC 4	$26,535,2920.2%	3.10	NAIC 4	$0	0.0%
3.05	NAIC 5	$79,0780.0%	3.11	NAIC 5	$0	0.0%
3.06	NAIC 6	$5,076,4210.0%	3.12	NAIC 6	$643,075	0.0%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments	$885,345,026	7.9%
4.03	Foreign-currency-denominated investments	$296,743,656	2.7%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

285

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1	2
5.01	Countries designated NAIC-1		$759,393,729	6.8%
5.02	Countries designated NAIC-2		$87,819,549	0.8%
5.03	Countries designated NAIC-3 or below		$38,131,748	0.3%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
6.01	Country 1: Australia		$227,172,316	2.0%
6.02	Country 2: United Kingdom		$191,863,039	1.7%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico		$35,872,845	0.3%
6.04	Country 2: India		$16,989,553	0.2%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Bahamas		$19,841,485	0.2%
6.06	Country 2: Aruba		$6,500,000	0.1%

			1	2

7.	Aggregate unhedged foreign currency exposure		$24,027,971	0.2%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1	2
8.01	Countries designated NAIC-1		$24,027,971	0.2%
8.02	Countries designated NAIC-2		$0	0.0%
8.03	Countries designated NAIC-3 or below		$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
9.01	Country 1: United Kingdom		$20,761,106	0.2%
9.02	Country 2: France		$3,176,809	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$0	0.0%
9.04	Country 2:		$0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$0	0.0%
9.06	Country 2:		$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	BRUSSELS AIRPORT NV/SA	2FE	$43,178,670	0.4%
10.02	NSW PORTS FINANCE CO PTY LTD	2	$31,612,800	0.3%
10.03	CARIBBEAN UTILITIES CO	2	$25,000,000	0.2%
10.04	TOTTENHAM HOTSPUR F.C.	2L	$24,109,800	0.2%
10.05	SANCTUARY HOUSING ASSOC	1	$20,493,330	0.2%
10.06	MEXICO CITY ARPT TRUST	2FE	$19,878,573	0.2%
10.07	ORIGIN FINANCE 2 PLC	1	$16,876,860	0.2%
10.08	DBCT FINANCE PTY LIMITED	2FE	$16,523,291	0.1%
10.09	HOLCIM CAPITAL CORP	2FE	$15,891,831	0.1%
10.10	NHK PTY. LTD.	2FE	$15,200,000	0.1%

285.1

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ] No [ ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ] No [ ]

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CIGNA HEALTH AND LIFE INS CO	$5,792,297,777	51.8%
13.03	LINCOLNSHIRE TT HOLDINGS LLC	$1,993,218	0.0%
13.04	CONSTRUCTION SUPPLY GROUP LLC	$913,074	0.0%
13.05	Columbus Hydraulics Company	$769,027	0.0%
13.06	MMGY GLOBAL LLC	$545,453	0.0%
13.07	COLUMBUS HYDRAULICS HLD LLC	$474,048	0.0%
13.08	REYEWEAR HOLDINGS, LLC	$340,000	0.0%
13.09	SWANSON INDUSTRIES INC	$199,963	0.0%
13.10	ALCOM, LLC	$70,000	0.0%
13.11		$0	0.0%

285.2

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

285.3

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [ X ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$23,000,000	0.2%
16.03	Commercial	$21,079,196	0.2%
16.04	Commercial	$20,236,579	0.2%
16.05	Commercial	$16,609,455	0.1%
16.06	Commercial	$15,812,229	0.1%
16.07	Commercial	$14,500,000	0.1%
16.08	Commercial	$14,383,307	0.1%
16.09	Commercial	$14,000,000	0.1%
16.10	Commercial	$13,054,066	0.1%
16.11	Commercial	$13,000,000	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$6,076,889	0.1%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$3,500,000	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$18,298,865	0.2%	$0	0.0%
17.05	below 70%	$0	0.0%	$320,597,477	2.9%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans: Largest three investments held in mezzanine real estate loans:	$0	0.0%
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

285.4

SUPPLEMENT FOR THE YEAR 2022 OF THE CONNECTICUT GENERAL LIFE INSURANCE COMPANY

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$5,826,942	0.1%	$5,733,628	$5,665,371	$5,660,309
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

285.5

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes     No ⬛

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes     No     N/A ⬛

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes     No ⬛

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes     No     N/A ⬛

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(1)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(2)	Provisions that permit settlements to be made less frequently than quarterly;

(3)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(4)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes     No ⬛

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2022

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes No ⬛		Yes	No	N/A ⬛
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No ⬛		Yes	No	N/A ⬛

5.

Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(1)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes     No ⬛ N/A

(2)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes     No ⬛ N/A

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below: